[Logo omitted]

PBHG INSURANCE SERIES FUND, INC.
SEMI-ANNUAL REPORT   June 30, 2000

[bullet] PBHG Growth II Portfolio
[bullet] PBHG Select 20 Portfolio
[bullet] PBHG Select Value Portfolio
[bullet] PBHG Small Cap Value Portfolio
[bullet] PBHG Technology & Communications Portfolio

[Logo omitted]
PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
PBHG GROWTH II PORTFOLIO

Dear Shareholder,

The PBHG Growth II Portfolio returned +20.09% for the first half of 2000. This compares favorably with the +12.14% return of the Russell MidcapTM Growth Index for the same period.

The most significant factor in the equity markets during the first half of 2000 was VOLATILITY. Whether it was caused by an aggressively restrictive Federal Reserve or valuation levels that were unsustainable by mid-March, volatility ruled the day. This was especially evident in the technology sector, which experienced both the greatest run-up over the last 18 months and the biggest correction during the two-month sell-off. Overall, the first half turned out to be a very good period for reasons other than just performance. First, fundamentals of many aggressive growth companies continued to be strong and actually improved throughout the half. Second, rational thinking appeared to return to the market. Investors began to scrutinize business models. As a result of this change in investor mindset, the days when the stock of a company with only a vague semblance of a business strategy, no real track record, and no visible path to profitability could attain a stratospheric valuation may be gone. While this transition has caused near-term volatility in the technology sector, we believe it was necessary and beneficial over the long run because it will enable companies exhibiting improving fundamentals and well-executed business plans to come to the forefront.

Several factors led to the portfolio's favorable results in the first half. First, growth stocks outperformed value stocks across the mid and large capitalization range. This was evidenced by the return of the Russell MidcapTM Growth Index of +12.1% vs. -0.7% for the Russell MidcapTM Value Index. Second, we were overweighted in the technology and energy sectors, which had among the best returns. Third, the Portfolio's technology and health care sector holdings outperformed those of the benchmark. Lastly, the companies in the Portfolio experienced a minimal number of earnings disappointments this year.

               TOP FIVE HOLDINGS AS OF JUNE 30, 2000                             TOP FIVE SECTORS AS OF JUNE 30, 2000
-----------------------------------------------------------------------------------------------------------------------------
       Verisign                                        3.7%             Technology                                      58.8%
       Redback Networks                                3.6%             Health Care                                      9.3%
       MRV Communications                              2.8%             Energy                                           8.3%
       Art Technology Group                            2.8%             Industrial                                       7.5%
       Newport                                         2.6%             Consumer Cyclical                                4.0%

The Portfolio is dominated by fewer sectors today than historically. We continue to have just under a 60% weighting in technology. Health care and energy represent the next largest areas of focus, as the consumer and services sectors have declined. This narrow focus reflects our opinion that the economy lacks breadth in its underlying strengths. Because of this higher level of sector concentration, the Portfolio is more volatile at present than in prior quarters, although it is difficult to imagine a time of greater volatility than the six-month period just passed. Going forward, we will attempt to add greater sector diversification to the Portfolio by seeking to provide exposure to other sectors as they become more attractive.

Sincerely,

/s/signature

Jeffrey A. Wrona, CFA
Portfolio Manager

[Logo omitted]

PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
PBHG GROWTH II PORTFOLIO (UNAUDITED)

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN1 AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

                                                     Annualized    Annualized
                            Six-Month    One Year    Three Year   Inception to
                             Return       Return       Return         Date2
--------------------------------------------------------------------------------

PBHG Growth II Portfolio     20.09%       90.24%       38.36%        37.88%
--------------------------------------------------------------------------------

      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG
        GROWTH II PORTFOLIO, VERSUS THE RUSSELL MIDCAP GROWTH INDEX AND
                     THE LIPPER MID-CAP GROWTH FUNDS AVERAGE

[Line graph omitted--plot points as follows:]

          PBHG Growth II Portfolio           Russell Midcap Growth Index3         Lipper Mid-Cap Growth Funds Average4
4/30/97            $10,000                             $10,000                                  $10,000
5/31/97            $10,090                              $9,572                                  $11,241
6/30/97            $10,450                              $7,745                                  $11,768
7/31/97            $11,300                              $8,331                                  $12,678
8/31/97            $10,960                              $8,944                                  $12,707
9/30/97            $11,440                              $9,547                                  $13,697
10/31/97           $10,830                             $10,536                                  $12,890
11/30/97           $10,580                             $10,852                                  $12,648
12/31/97           $10,750                             $10,321                                  $12,731
1/31/98            $10,380                             $10,896                                  $12,542
2/28/98            $11,250                             $11,393                                  $13,649
3/31/98            $11,710                             $11,246                                  $14,326
4/30/98            $12,140                             $12,031                                  $14,432
5/31/98            $11,240                             $11,648                                  $13,560
6/30/98            $11,840                             $11,527                                  $14,156
7/31/98            $10,950                             $11,429                                  $13,316
8/31/98             $8,430                             $12,313                                  $10,493
9/30/98             $9,320                             $13,588                                  $11,288
10/31/98            $9,720                             $15,941                                  $11,737
11/30/98           $10,240                             $15,938                                  $12,759
12/31/98           $11,630                             $19,288                                  $14,397
1/31/99            $12,620                             $19,308                                  $15,029
2/28/99            $11,490                             $17,434                                  $13,854
3/31/99            $12,460                             $16,163                                  $14,882
4/30/99            $13,380                             $17,878                                  $15,519
5/31/99            $13,190                             $19,480                                  $15,491
6/30/99            $14,550                             $20,019                                  $16,837
7/31/99            $14,550                             $21,935                                  $16,704
8/31/99            $15,170                             $21,721                                  $16,676
9/30/99            $15,370                             $22,821                                  $17,111
10/31/99           $16,850                             $21,677                                  $18,589
11/30/99           $18,550                             $21,905                                  $20,887
12/31/99           $23,050                             $22,192                                  $24,820
1/31/2000          $22,990                             $21,792                                  $24,435
2/29/2000          $31,010                             $23,841                                  $30,532
3/31/2000          $27,110                             $24,841                                  $28,999
4/30/2000          $23,510                             $25,178                                  $26,044
5/31/2000          $21,420                             $24,142                                  $23,846
6/30/2000          $27,680                             $24,825                                  $27,063


1 Performance is historical and not indicative of future results. The favorable returns experienced by the technology sector in 1999 and the first half of 2000 involved accepting the volatility and risk inherent in that sector and that these returns cannot be consistently achieved. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2 The PBHG Growth II Portfolio commenced operations on April 30, 1997.
3 The Russell Midcap Growth Index is an unmanaged index comprised of the 800 smallest securities in the Russell 1000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.
4 The Lipper Mid-Cap Growth Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category. These performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance.


SECTOR WEIGHTINGS - AT JUNE 30, 2000

[Pie chart omitted--plot points as follows:]

Consumer Cyclical                   4%
Energy                              8%
Financial                           1%
Health Care                         9%
Industrial                          7%
Services                            3%
Technology                         59%
Cash                                9%

% of Total Portfolio Investments



   TOP TEN HOLDINGS - JUNE 30, 2000

Verisign                           3.7%
Redback Networks                   3.6%
MRV Communications                 2.8%
Art Technology Group               2.8%
Newport                            2.6%
Globespan                          2.6%
Extreme Networks                   2.4%
Vitria Technology                  2.3%
Teva Pharmaceutical ADR            2.2%
Infospace                          2.1%
---------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS  27.1%

[Logo omitted]

PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
PBHG SELECT 20 PORTFOLIO

Dear Shareholder,

We believe the advantages of concentrated investing -- focusing on a limited number of stocks possessing the greatest fundamental business momentum -- were borne out in the results of the SELECT 20 PORTFOLIo. The Portfolio returned +10.49% for the six months ending June 30, 2000, compared to the -0.41% return of its benchmark, the S&P 500 Index. The outperformance relative to the benchmark occurred primarily in the first quarter during which time the Portfolio appreciated +19.60%. The Portfolio declined 7.62% while the S&P declined a seemingly mild -2.65% in the second quarter, however, this figure inadequately describes the roller coaster investors had to withstand during this period.

The recent phenomenon, of investors willing to pay lofty prices for Internet companies with no current earnings but growing revenues seemed to come to an abrupt halt. As these "New Economy" companies' valuations grew, the scrutiny increased with regard to all technology companies' price appreciation. At the same time, "Old Economy" companies were being devalued by the stock market. The divergence in these two segments reached a crescendo on March 10. Since then, there has been a revision in valuations. Many New Economy issues indiscriminately lost 30% of their value into the close of the first quarter of 2000. The slide continued into April and May with the average NASDAQ issue off 40% from its 52-week high, and nearly 80% of the companies down at least 20%. The second quarter was highly volatile, especially for those invested in technology issues. But, just as the bears began to roar, the bulls charged forward, with the NASDAQ rebounding +16.6% in June -- one of the largest single-month gains ever for the Index.

Reminiscent of 1999, investors continued to favor technology stocks above all others during the first six months of this year. Determining factors seemed to be sustainable, above-average earnings and revenue growth rates in an environment characterized by increased trading liquidity. Our investment style continued to be in favor over the last six months. We continue to believe that high quality, well managed, non-cyclical growth companies with sustainable competitive advantages represent the most compelling investment opportunities.

Consistent with this view, technology issues continued to be our largest sector representation, ending the period at 69.5%. We remain steadfast in our view that technology is likely to continue to be the fastest growing sector of our economy with the best business momentum. At June 30, the Portfolio's holdings were divided among five economic sectors: technology, 69.5%; consumer cyclicals, 8.4%; industrial, 5.0%; financial, 4.4%; and health care, 1.3%.

We also experienced some disappointments in the first half. Deteriorating fundamentals prompted the sale of a number of holdings, most ahead of their share price deterioration and, unfortunately, a few after. While negative surprises are a fact of life for investors, minimizing them helps to create superior returns over time. We continue to work diligently to anticipate changes in our companies' business fundamentals.

As we enter the second half of the year, the equity markets are in a period of transition. The euphoria of the last quarter of 1999 and the first quarter of 2000 has abated, and the new mode is one of caution. Clearly, the Federal Reserve is no longer accommodative with respect to interest rates as they remove the excess liquidity generated for Y2K. Valuations have been reined in, however, we expect continued periods of extreme short-term volatility. In our opinion, the odds are low for a major sustained downdraft in equity markets in the presence of a vibrant U.S. economy and exceptional fundamental business dynamics. At present, some of the market's "arrogance" that it could continue climbing unabated has waned. In one sense, we are relieved that the ominous correction everyone was anticipating for New Economy stocks has already occurred. While we experienced some discomfort watching some of our "babies" get thrown out with the "bath water", the subsequent rebound separated our "contenders" from the "pretenders". The pullback also presented us with the opportunity to commit new capital to our investments at lower prices, thereby, we believe strengthening the Portfolio for the long-term.

Thank you for the confidence you've shown in Pilgrim Baxter & Associates, Ltd. and for your continued participation in the PBHG SELECT 20 PORTFOLIO.

Sincerely,

/s/signature

Michael S. Sutton, CFA
Portfolio Manager

[Logo omitted]

PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
PBHG SELECT 20 PORTFOLIO (UNAUDITED)

----------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURN1 AS OF JUNE 30, 2000
----------------------------------------------------------------------

                                                          Annualized
                             Six-Month      One Year      Inception to
                              Return         Return           Date2
----------------------------------------------------------------------

PBHG Select 20 Portfolio      10.49%         102.18%         59.15%
----------------------------------------------------------------------

      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
         PBHG SELECT 20 PORTFOLIO, VERSUS THE S&P 500 INDEX AND THE
                   LIPPER LARGE-CAP GROWTH FUNDS AVERAGE


[Line graph omitted--plot points as follows:]

          PBHG Select 20 Portfolio                  S&P 500 Index3               Lipper Large-Cap Growth Funds Average4
9/30/97            $10,000                             $10,000                                  $10,000
10/31/97            $9,629                              $9,666                                   $9,640
11/30/97            $9,679                             $10,113                                   $9,842
12/31/97           $10,050                             $10,287                                   $9,933
1/31/98            $10,220                             $10,401                                  $10,086
2/28/98            $11,353                             $11,150                                  $10,901
3/31/98            $11,994                             $11,721                                  $11,420
4/30/98            $12,234                             $11,839                                  $11,596
5/31/98            $11,964                             $11,636                                  $11,298
6/30/98            $13,176                             $12,108                                  $12,012
7/31/98            $13,247                             $11,979                                  $11,929
8/31/98            $11,042                             $10,249                                   $9,928
9/30/98            $12,626                             $10,906                                  $10,676
10/31/98           $12,876                             $11,793                                  $11,365
11/30/98           $13,778                             $12,508                                  $12,167
12/31/98           $16,333                             $13,229                                  $13,515
1/31/99            $17,726                             $13,782                                  $14,441
2/28/99            $16,543                             $13,354                                  $13,827
3/31/99            $17,966                             $13,888                                  $14,672
4/30/99            $17,305                             $14,426                                  $14,710
5/31/99            $16,734                             $14,085                                  $14,219
6/30/99            $17,906                             $14,867                                  $15,258
7/31/99            $17,445                             $14,403                                  $14,802
8/31/99            $18,187                             $14,331                                  $14,836
9/30/99            $18,798                             $13,938                                  $14,725
10/31/99           $20,862                             $14,820                                  $15,789
11/30/99           $24,890                             $15,122                                  $16,718
12/31/99           $32,766                             $16,012                                  $18,794
1/31/2000          $31,915                             $15,208                                  $18,031
2/29/2000          $38,297                             $14,920                                  $19,399
3/31/2000          $39,189                             $16,379                                  $20,437
4/30/2000          $34,720                             $15,887                                  $19,180
5/31/2000          $30,201                             $15,561                                  $18,003
6/30/2000          $36,203                             $15,944                                  $19,393

1 Performance is historical and not indicative of future results. The favorable returns experienced by the technology sector in 1999 and the first half of 2000 involved accepting the volatility and risk inherent in that sector and that these returns cannot be consistently achieved. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2 The PBHG Select 20 Portfolio commenced operations on September 25, 1997.
3 The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.
4 The Lipper Large-Cap Growth Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Large-Cap Growth category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance.


 SECTOR WEIGHTINGS - AT JUNE 30, 2000

[Pie chart omitted--plot points as follows:]

Consumer Cyclical                        9%
Financial                                4%
Health Care                              1%
Industrial                               5%
Technology                              70%
Cash                                    11%

% of Total Portfolio Investments


TOP TEN HOLDINGS - JUNE 30, 2000

Nortel Networks                        8.6%
JDS Uniphase                           8.3%
Juniper Networks                       5.5%
Flextronics International              5.0%
Broadcom                               5.0%
EMC                                    4.9%
Cisco Systems                          4.7%
Applied Materials                      4.5%
Citigroup                              4.4%
Nokia ADR, Cl A                        4.3%
-------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS      55.2%

[Logo omitted]

PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
PBHG SELECT VALUE PORTFOLIO

Dear Shareholder:

In spite of the volatility that characterized the first half of 2000, which ended with mixed returns for the major indexes, your portfolio was able to post a positive return. The PBHG Select Value Portfolio returned +6.06% versus -0.41% for the S&P 500 and -4.23% for the Russell 1000 Value Index.

MARKET OVERVIEW
Economic data also was mixed. Reports in late May and early June indicated a strong, but slowing economy. Housing and auto sales are off their highs (and probably have peaked for this cycle), indicating that interest rate hikes have begun to have their effect. Anecdotal evidence, however, indicates that "fearless" consumers are still spending. For example, houses are still being sold above their asking prices in many areas; it is difficult to hire qualified workers; and contractors, such as painters and landscapers, are booked for weeks in advance. Most likely, a clearer outlook on the direction of the economy will not become obvious until later in the year.

Regardless of the economic outlook, we continue to employ our approach of focusing on value stocks with sound business fundamentals. This led us to pharmaceutical and energy stocks in the first half. In early March we were able to purchase shares of major pharmaceutical companies (Merck, Schering-Plough, Bristol Myers Squibb) at P/E ratios below the P/E of the S&P 500. Historically, this has been a terrific buying opportunity for us and, thus far, we believe these stocks have been an excellent investment. Likewise, high oil prices and rising earnings allowed for good performance in the energy sector this year. El Paso Energy is an example of our success in that sector.

Finally, high valuations and a slowing economy led us to underweight the technology sector for the first half. This decision, along with good security selection in this sector (including Intel and Microsoft) was beneficial to returns for most of that time period. Despite the recent correction, we continue to find technology stocks generally overvalued and are being very selective in our purchases.

INVESTMENT STRATEGY
The market appears to be priced for a "soft landing" in the belief that the Federal Reserve is finished raising interest rates. We disagree with that belief. Mr. Greenspan is determined to slow the economy, which raises the odds of a "hard landing". While a soft landing is possible, historically it is a low probability bet. We continue to follow our disciplined approach that seeks to identify companies at attractive valuations which also offer a combination of strong long-term growth potential and a solid near-term business outlook.

We are concerned that companies in more economically-sensitive industries may have trouble meeting earnings expectations going forward. As a result, we have positioned the portfolio defensively to help protect against market volatility and enable us to make purchases of companies with solid business dynamics if the slowing economy brings valuations to a more attractive level.

In closing, we thank you for your confidence in Pilgrim Baxter Value Investors, Inc. and in the PBHG Insurance Series Fund, Inc.

Sincerely,

/s/signature

Raymond J. McCaffrey, CFA
Portfolio Manager

[Logo omitted]

PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
PBHG SELECT VALUE PORTFOLIO (UNAUDITED)

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN1 AS OF JUNE 30, 2000
--------------------------------------------------------------------------------
                                                                Annualized
                                  Six-Month      One Year      Inception to
                                   Return         Return           Date2
-------------------------------------------------------------------------------

PBHG Select Value Portfolio         6.06%          5.70%          20.91%
-------------------------------------------------------------------------------

  COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG SELECT
                VALUE PORTFOLIO, VERSUS THE S&P 500 INDEX AND THE
                      LIPPER LARGE-CAP VALUE FUNDS AVERAGE

[Line graph omitted--plot points as follows:]

        PBHG Select Value Portfolio                S&P  500 Index3                Lipper Large-Cap Value Funds Average4
10/31/97           $10,000                             $10,000                                  $10,000
11/30/97           $10,200                             $10,463                                  $10,339
12/31/97           $10,440                             $10,642                                  $10,530
1/31/98            $10,440                             $10,760                                  $10,553
2/28/98            $11,111                             $11,535                                  $11,278
3/31/98            $11,642                             $12,125                                  $11,768
4/30/98            $11,862                             $12,247                                  $11,866
5/31/98            $11,862                             $12,037                                  $11,640
6/30/98            $12,022                             $12,526                                  $11,864
7/31/98            $11,956                             $12,393                                  $11,616
8/31/98            $10,284                             $10,603                                   $9,944
9/30/98            $11,115                             $11,282                                  $10,507
10/31/98           $12,387                             $12,200                                  $11,356
11/30/98           $13,298                             $12,940                                  $11,954
12/31/98           $14,403                             $13,685                                  $12,469
1/31/99            $14,656                             $14,258                                  $12,719
2/28/99            $14,060                             $13,814                                  $12,382
3/31/99            $14,424                             $14,367                                  $12,777
4/30/99            $14,827                             $14,924                                  $13,508
5/31/99            $14,898                             $14,571                                  $13,282
6/30/99            $15,736                             $15,380                                  $13,848
7/31/99            $15,403                             $14,900                                  $13,491
8/31/99            $15,140                             $14,826                                  $13,206
9/30/99            $14,950                             $14,419                                  $12,763
10/31/99           $15,714                             $15,332                                  $13,393
11/30/99           $15,983                             $15,643                                  $13,496
12/31/99           $15,683                             $16,565                                  $13,940
1/31/2000          $15,425                             $15,733                                  $13,369
2/29/2000          $14,434                             $15,435                                  $12,841
3/31/2000          $16,055                             $16,945                                  $14,057
4/30/2000          $16,592                             $16,435                                  $13,891
5/31/2000          $17,088                             $16,098                                  $13,852
6/30/2000          $16,633                             $16,494                                  $13,737

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Prior to May 1, 2000, the Portfolio was named PBHG Large Cap Value Portfolio and was not limited to the number of stocks it could hold. Therefore, the Portfolio's performance prior to May 1, 2000 may not be an indication of how it will perform in the future.

2 The PBHG Select Value Portfolio commenced operations on October 28, 1997.

3 The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

4 The Lipper Large-Cap Value Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Large-Cap Value category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance.


          SECTOR WEIGHTINGS - AT JUNE 30, 2000

[Pie chart omitted--plot points as follows:]
Consumer Cyclical                                 5%
Consumer Non-Cyclical                             4%
Energy                                           15%
Financial                                        16%
Health Care                                      16%
Industrial                                        4%
Services                                         12%
Technology                                       13%
Registered Investment Company                     3%
Cash                                             12%

% of Total Portfolio Investments


        TOP TEN HOLDINGS - JUNE 30, 2000

Bellsouth                                       4.2%
GTE                                             4.1%
Exxon Mobil                                     4.1%
Merck                                           4.1%
Pharmacia                                       4.1%
Pfizer                                          3.9%
Schering-Plough                                 3.8%
Citigroup                                       3.8%
Microsoft                                       3.8%
Intel                                           3.7%
----------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS               39.6%

[Logo omitted]

PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO

Dear Shareholder,

OVERVIEW
In all of the value portfolios we manage, we take a unique approach to value investing. When screening our universe of stocks, we discard not only the 25% which represent the most expensive stocks (as most value investors would), but we also disregard the 25% with the poorest business fundamentals, regardless of valuation. While most value investors love cheap stocks, we will only buy cheap stocks that we think have good profit prospects.

Our goal is to achieve consistent market beating returns. Our process reflects this goal by focusing our efforts on the most promising investment candidates within each sector, industry and capitalization range. Our process relies heavily on both quantitative and fundamental research to aid in identifying investment candidates for purchase and sale. In building the portfolio, we attempt to balance a company's long-term growth potential and near-term business results with the valuation it commands in the market. The PBHG Small Cap Value Portfolio is typically fully invested across a diversified portfolio of companies. We strive to have an aggregate P/E ratio below the Portfolio's benchmark, the Russell 2000 Index, as well as significantly stronger current business trends and comparable long-term growth expectations compared to those of the companies which make up the index.

The PBHG Small Cap Value Portfolio returned +29.72% for the six-months ended June 30, 2000. This compares favorably to the returns for the period of both the Russell 2000 Index +3.03% and the Russell 2000 Value Index +5.83%. For the year ended June 30, the Portfolio returned +45.86%, versus +14.33% for the Russell 2000 Index and -0.95% for the Russell 2000 Value Index. Since inception on October 28, 1997, the Portfolio has produced an average annual return of +23.24%, compared to an average annual return of +8.10% for the Russell 2000 Index and +0.73% for the Russell 2000 Value Index.

Energy and health care were the main contributors to the strong performance in the past six months. The Portfolio was overweighted in and also enjoyed exceptional returns within the sectors relative to its benchmark. In energy, we have continued to find great investment opportunities in companies with exceptional near-term dynamics and modest valuations. Most of our energy companies have significant operations involved in natural gas. In our opinion, the supply/ demand issues in natural gas were instrumental to the rise in commodity price and companies' share prices during the period. We remain bullish on natural gas-related companies.

The market's volatility throughout the six-month period allowed us to build positions in what we believe are some great healthcare companies. While most of the companies we own contributed positive returns during the period, some produced negative returns. We are currently working on identifying new candidates which possess the appropriate attributes for inclusion in the Portfolio.

The Portfolio's results within the financial sector were particularly strong during the first quarter, with attractive relative performance. Conversely, technology was our worst performing sector in the second quarter in terms of stock selection. Unfortunately, we were in stocks that people wanted to sell rather than buy. However, we remain confident that our approach will be successful across all sectors over time and look forward to redeeming ourselves within the technology sector.

For the period ended June 30, 2000, the portfolio's top five economic sector weightings were: energy, 18.6%; technology, 18.1%; financial, 14.9%; industrial, 9.5%; and consumer cyclical, 8.0%.

[Logo omitted]

PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO



PERIOD ENDING                            PBHG SMALL CAP                      RUSSELL 2000                       RUSSELL 2000
JUNE 30, 2000                            VALUE PORTFOLIO                     INDEX                              VALUE INDEX
----------------------------------------------------------------------------------------------------------------------------
Six Months                               29.72%                              3.03%                              5.83%
One Year                                 45.86%                              14.33%                             -0.95%
Since Inception* (10/28/97)              23.24%                              8.10%                              0.73%

*ANNUALIZED


LOOKING FORWARD
Expect volatility. Although you are probably tired of hearing this from people (or maybe just from us), it bears repeating. The summer months are typically difficult ones for technology stocks and, although we expect fundamentals for most technology stocks to be outstanding, the seasonal pattern of selling technology stocks in the summer may provide us with future opportunities to own great companies at a discount to their intrinsic worth. We will be monitoring the rhetoric out of Washington. As our presidential hopefuls take their stabs at fixing the budget, social security and healthcare costs, expect the market to fixate on small details of both plans and use them as excuses to sell stocks. We will be cognizant of the coming debates/proposals concerning drug costs and the impact they will have on pharmaceutical companies with improving near-term business dynamics and buy them when valuations seem attractive. The only certainty in the market is that volatility provides great opportunities for patient investors. We will seek to exploit those opportunities to the advantage of our investors.


Sincerely,

/s/signature

Jerome J. Heppelmann, CFA
Portfolio Manager

[Logo omitted]

PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO (UNAUDITED)

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN1 AS OF JUNE 30, 2000
--------------------------------------------------------------------------------
                                                                   Annualized
                                     Six-Month     One Year       Inception to
                                      Return        Return            Date2
--------------------------------------------------------------------------------

PBHG Small Cap Value Portfolio        29.72%        45.86%           23.24%
--------------------------------------------------------------------------------

   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG SMALL CAP VALUE PORTFOLIO, VERSUS THE RUSSELL 2000 INDEX, THE RUSSELL 2000 VALUE INDEX
                  AND THE LIPPER SMALL-CAP VALUE FUNDS AVERAGE


[Line graph omitted--plot points as follows:]

       PBHG Small Cap Value Portfolio    Russell 2000 Index3     Russell 2000 Value Index4    Lipper Small-Cap Value Funds Average5
10/31/97           $10,000                    $10,000                     $10,000                            $10,000
11/30/97           $10,010                     $9,935                     $10,110                             $9,937
12/31/97           $10,428                    $10,109                     $10,453                            $10,045
1/31/98            $10,577                     $9,949                     $10,264                             $9,878
2/28/98            $11,194                    $10,685                     $10,884                            $10,527
3/31/98            $11,891                    $11,126                     $11,326                            $10,994
4/30/98            $12,169                    $11,187                     $11,381                            $11,108
5/31/98            $11,532                    $10,585                     $10,979                            $10,674
6/30/98            $11,463                    $10,607                     $10,917                            $10,480
7/31/98            $10,940                     $9,748                     $10,061                             $9,747
8/31/98             $8,768                     $7,855                      $8,486                             $8,051
9/30/98             $9,187                     $8,470                      $8,965                             $8,318
10/31/98           $10,014                     $8,815                      $9,231                             $8,653
11/30/98           $10,751                     $9,277                      $9,481                             $9,039
12/31/98           $11,568                     $9,851                      $9,778                             $9,351
1/31/99            $11,229                     $9,982                      $9,556                             $9,192
2/28/99            $10,373                     $9,174                      $8,904                             $8,565
3/31/99            $10,014                     $9,317                      $8,830                             $8,438
4/30/99            $10,701                    $10,152                      $9,637                             $9,196
5/31/99            $11,389                    $10,300                      $9,933                             $9,510
6/30/99            $11,927                    $10,766                     $10,292                             $9,959
7/31/99            $12,066                    $10,471                     $10,048                             $9,858
8/31/99            $11,847                    $10,083                      $9,681                             $9,468
9/30/99            $11,748                    $10,085                      $9,487                             $9,273
10/31/99           $11,469                    $10,126                      $9,298                             $9,107
11/30/99           $12,037                    $10,731                      $9,346                             $9,429
12/31/99           $13,412                    $11,945                      $9,633                             $9,884
1/31/2000          $13,412                    $11,754                      $9,381                             $9,570
2/29/2000          $15,634                    $13,695                      $9,954                             $9,947
3/31/2000          $16,640                    $12,792                     $10,001                            $10,421
4/30/2000          $15,783                    $12,022                     $10,060                            $10,339
5/31/2000          $15,853                    $11,321                      $9,907                            $10,193
6/30/2000          $17,397                    $12,308                     $10,196                            $10,546

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2 The PBHG Small Cap Value Portfolio commenced operations on October 28, 1997.
3 The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000 Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.
4 The Russell 2000 Value Index is an unmanaged index that measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.
5 The Lipper Small-Cap Value Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Small-Cap Value category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance.


SECTOR WEIGHTINGS - AT JUNE 30, 2000

[Pie chart omitted--plot points as follows:]

Basic Materials                            3%
Consumer Cyclical                          8%
Energy                                    19%
Financial                                 15%
Health Care                                7%
Industrial                                 9%
Services                                   1%
Technology                                18%
Transportation                             1%
Utilities                                  2%
Cash                                      17%

% of Total Portfolio Investments


TOP TEN HOLDINGS - JUNE 30, 2000

EOG Resources                            2.1%
Santa Fe Synder                          1.9%
S3                                       1.8%
Affiliated Managers Group                1.7%
Kent Electronics                         1.7%
Forest Oil                               1.6%
Cypress Semiconductor                    1.5%
Alpharma, Cl A                           1.4%
Harrah's Entertainment                   1.3%
Crompton                                 1.3%
---------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS        16.3%

[Logo omitted]

PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Dear Shareholder,

The PBHG Insurance Series Fund, Inc. - PBHG Technology & Communications Portfolio returned +16.93% for the first half of 2000. This compares competitively with the +17.39% return of the Soundview Technology Index and +13.30% for the Pacific Stock Exchange (PSE) Technology Index.

Volatility has been the dominant theme in technology this year. While fundamentals remained strong and growth outlooks have emerged intact, investors have begun to take a harder look at valuations. More importantly, investors have started to scrutinize business models across the board, which, in our opinion, is a healthy development. As a result of this change in investor mindset, the days when the stock of a company with only a vague semblance of a business strategy, no real track record, and no visible path to profitability could attain a stratospheric valuation may be gone. While this transition has caused near-term volatility in the technology sector, we believe it was necessary and beneficial over the long run because it will enable companies exhibiting improving fundamentals and well-executed business plans to come to the forefront.

We have increased the Portfolio's weighting in telecommunications equipment suppliers, especially those companies that supply equipment into the optics area. We believe that accelerating demand for bandwidth, together with competition by telecom service providers to offer the most cost-efficient and fastest networks to their customers, is driving unprecedented spending in this sub-sector. Rapid consolidation is also helping to support the high relative valuations that accompany these strong fundamentals.

The Portfolio's holdings are now more concentrated. When the technology sector experienced a dramatic sell-off in mid-April, we used the opportunity to focus on fewer companies. While valuations became more attractive across the board, the companies with the best fundamentals (which tended to have the highest valuations) sold off the most, strengthening our conviction in those stocks. As a result, we have decreased the number of stocks in the portfolio from over 80 to just over 60 by quarter-end. In keeping with this focus, the top ten holdings now represent approximately 43% of the total portfolio, versus less than 30% three months ago.

             SUBSECTOR WEIGHTINGS AS OF JUNE 30, 2000                            TOP FIVE HOLDINGS AS OF JUNE 30, 2000
-----------------------------------------------------------------------------------------------------------------------------
       Networking/Telecom Equip.                      46.7%             Infospace                                        9.4%
       Software                                       21.1%             JDS Uniphase                                     5.5%
       Semiconductors                                 15.5%             Redback Networks                                 5.2%
       Internet                                       14.2%             Globespan                                        4.2%
       Services                                        2.5%             Verisign                                         4.0%


LOOKING FORWARD

We have recently reduced our weighting in semiconductors and the Portfolio is now underweighted in this sub-sector. While we continue to note improving business fundamentals in the communications segment of the semiconductor world, we are wary of what we believe to be negative business momentum in some of the commodity-oriented areas of the semiconductor sector. Because of capacity constraints that the industry has experienced over the past 12 months, we believe there are some indications of inventory building and occurrences of double ordering. We are not predicting the end of the current semiconductor cycle, but for the near term we continue to limit our overall exposure to semiconductors, including semiconductor capital equipment companies.

Recently, two of the most controversial themes in technology have been the areas of Internet Business-to Consumer (B2C) and Internet Portals. With the recent volatility of the markets, many upstart "dot.coms" have found it difficult to fund their business plans. In fact, we are beginning to see some of these companies significantly reduce their spending plans, cut back on staffing and, in some cases, just close up shop. This has some direct bearing on many of the traditional, established Internet areas that depend on the success of upstart dot.coms for revenue growth. One of these areas is on-line advertising. Should dot.coms continue to suffer from the adverse effects of market volatility, many of the portals that generate significant revenues from the start-ups (as well as some of the direct plays on on-line advertising) could experience weakness in their dot.com business in the second half. We should note that, although the dot.coms represent a sizable part of on-line advertising, much of the anticipated growth in advertising should come from the traditional bricks-and-mortar companies. Accordingly, the Portfolio continues to have minimal exposure in this sub-sector and we remain cautious while investors reassess these companies' business models.

Sincerely,

/s/signature

Jeffrey A. Wrona, CFA
Portfolio Manager

[Logo omitted]

PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO (UNAUDITED)

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN1 AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                                 Annualized      Annualized
                                                       Six-Month    One Year     Three Year     Inception to
                                                        Return       Return        Return           Date2
------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications Portfolio              16.93%       165.29%       73.40%          70.04%
------------------------------------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG TECHNOLOGY
    & COMMUNICATIONS PORTFOLIO, VERSUS THE SOUNDVIEW TECHNOLOGY INDEX AND THE
                    LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE


[Line graph omitted--plot points as follows:]

         PBHG Technology & Communications Portfolio       Soundview Technology Index3     Lipper Science & Technology Funds Average4
4/30/97                    $10,000                                  $10,000                                $10,000
5/31/97                     $9,990                                  $11,342                                $11,359
6/30/97                    $10,320                                  $11,369                                $11,500
7/31/97                    $11,550                                  $13,164                                $12,978
8/31/97                    $11,490                                  $13,567                                $12,978
9/30/97                    $12,290                                  $13,895                                $13,633
10/31/97                   $10,790                                  $12,286                                $12,455
11/30/97                   $10,550                                  $12,152                                $12,348
12/31/97                   $10,410                                  $11,333                                $12,043
1/31/98                    $10,040                                  $11,611                                $12,350
2/28/98                    $11,150                                  $13,111                                $13,767
3/31/98                    $11,590                                  $13,051                                $14,166
4/30/98                    $11,860                                  $13,946                                $14,720
5/31/98                    $10,840                                  $12,635                                $13,667
6/30/98                    $11,690                                  $13,322                                $14,728
7/31/98                    $11,082                                  $13,042                                $14,492
8/31/98                     $9,331                                  $10,055                                $11,594
9/30/98                    $10,642                                  $11,570                                $13,136
10/31/98                   $10,812                                  $12,713                                $14,078
11/30/98                   $12,032                                  $14,099                                $15,974
12/31/98                   $13,762                                  $16,129                                $18,571
1/31/99                    $16,613                                  $18,647                                $21,515
2/28/99                    $14,832                                  $16,311                                $19,656
3/31/99                    $17,423                                  $17,460                                $21,879
4/30/99                    $18,543                                  $17,972                                $22,572
5/31/99                    $17,773                                  $18,544                                $22,263
6/30/99                    $20,283                                  $20,903                                $24,930
7/31/99                    $19,973                                  $20,952                                $24,629
8/31/99                    $21,573                                  $22,224                                $25,936
9/30/99                    $22,063                                  $22,699                                $26,847
10/31/99                   $26,494                                  $25,165                                $29,765
11/30/99                   $31,475                                  $29,668                                $34,944
12/31/99                   $46,017                                  $37,062                                $43,974
1/31/2000                  $47,367                                  $36,059                                $43,020
2/29/2000                  $67,680                                  $47,112                                $54,764
3/31/2000                  $57,469                                  $47,210                                $52,141
4/30/2000                  $47,577                                  $43,724                                $45,420
5/31/2000                  $39,836                                  $38,735                                $39,683
6/30/2000                  $53,808                                  $43,505                                $46,417

1 Performance is historical and not indicative of future results. The favorable returns experienced by the technology sector in 1999 and the first half of 2000 involved accepting the volatility and risk inherent in that sector and that these returns cannot be consistently achieved. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Prior to November 2, 1999, the Portfolio was diversified and did not concentrate its investments. Therefore, the Portfolio's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.
2 The PBHG Technology & Communications Portfolio commenced operations on April
  30, 1997.
3 The Soundview Technology Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by Soundview Financial Group. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.
4 The Lipper Science & Technology Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Science & Technology category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance.


 SECTOR WEIGHTINGS - AT JUNE 30, 2000

[Pie chart omitted--plot points as follows:]

Consumer Cyclical                             1%
Technology                                   94%
Cash                                          5%

% of Total Portfolio Investments


               TOP TEN HOLDINGS - JUNE 30, 2000

Infospace                                         9.4%
JDS Uniphase                                      5.5%
Redback Networks                                  5.2%
Globespan                                         4.2%
Verisign                                          4.0%
MRV Communications                                3.3%
E-Tek Dynamics                                    3.0%
Triquint Semiconductor                            2.8%
Extreme Networks                                  2.8%
Brocade Communications Systems                    2.8%
------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS                 43.0%

[Logo omitted]

PBHG Insurance Series Fund, Inc.
-------------------------------------------------------------------------------
PBHG GROWTH II PORTFOLIO


STATEMENT OF NET ASSETS
AS OF JUNE 30, 2000 (UNAUDITED)
-------------------------------------------------------------
                                                    Market
Description                            Shares     Value (000)
-------------------------------------------------------------
COMMON STOCK -- 96.7%
CONSUMER CYCLICAL -- 4.3%
AUDIO/VIDEO PRODUCTS -- 0.9%
Polycom*                               43,400    $      4,084
                                                 ------------
                                                        4,084
-------------------------------------------------------------
RESORTS/THEME PARKS -- 0.7%
Premier Parks*                        127,600           2,903
                                                 ------------
                                                        2,903
-------------------------------------------------------------
RETAIL-JEWELRY -- 2.0%
Tiffany & Company                      48,800           3,294
Zale*                                 144,500           5,274
                                                 ------------
                                                        8,568
-------------------------------------------------------------
TELEVISION -- 0.7%
Univision Communication*               28,900           2,991
                                                 ------------
                                                        2,991
                                                 ------------

TOTAL CONSUMER CYCLICAL (COST $19,716)                 18,546
                                                 ------------
-------------------------------------------------------------
ENERGY -- 8.8%
OIL COMPANIES--EXPLORATION & PRODUCTION -- 1.0%
EOG Resources                         129,600           4,342
                                                 ------------
                                                        4,342
-------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.8%
Cooper Cameron*                       120,600           7,960
                                                 ------------
                                                        7,960
-------------------------------------------------------------
OIL & GAS DRILLING -- 4.6%
Diamond Offshore Drilling*            125,600           4,412
Ensco International                   215,300           7,710
Global Marine*                        138,600           3,907
Santa Fe International                120,600           4,213
                                                 ------------
                                                       20,242
-------------------------------------------------------------
OIL-FIELD SERVICES -- 1.4%
Baker Hughes                           48,800           1,562
BJ Services*                           68,800           4,300
                                                 ------------
                                                        5,862
                                                 ------------

TOTAL ENERGY (COST $34,998)                            38,406
                                                 ------------
-------------------------------------------------------------
FINANCIAL -- 0.5%
SUPER-REGIONAL BANKS-U.S. -- 0.5%
Bank One*                              92,700           2,462
                                                 ------------
                                                        2,462
                                                 ------------

TOTAL FINANCIAL (COST $2,913)                           2,462
                                                 ------------
-------------------------------------------------------------
HEALTH CARE -- 9.9%
DIAGNOSTIC EQUIPMENT -- 1.2%
Cytyc*                                 94,700           5,055
                                                 ------------
                                                        5,055
-------------------------------------------------------------



-------------------------------------------------------------
                                                    Market
Description                            Shares     Value (000)
-------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.6%
Allscripts*                           117,600    $      2,705
                                                 ------------
                                                        2,705
-------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.4%
Incyte Pharmaceuticals*                23,900           1,964
                                                 ------------
                                                        1,964
-------------------------------------------------------------
MEDICAL-DRUGS -- 7.7%
Celgene*                              154,500           9,096
Medicis Pharmaceutical, Cl A*          99,700           5,683
Medimmune*                            113,600           8,406
Teva Pharmaceutical ADR               185,400          10,278
                                                 ------------
                                                       33,463
                                                 ------------

TOTAL HEALTH CARE (COST $33,631)                       43,187
                                                 ------------
-------------------------------------------------------------
INDUSTRIAL -- 8.0%
CAPACITORS -- 0.7%
Kemet*                                125,600           3,148
                                                 ------------
                                                        3,148
-------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.6%
Celestica*                             51,800           2,571
                                                 ------------
                                                        2,571
-------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.3%
Credence Systems*                     105,700           5,833
                                                 ------------
                                                        5,833
-------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 5.4%
Mettler-Toledo International*         208,300           8,332
Microchip Technology*                  50,800           2,960
Newport                               113,600          12,197
                                                 ------------
                                                       23,489
                                                 ------------

TOTAL INDUSTRIAL (COST $27,945)                        35,041
                                                 ------------

-------------------------------------------------------------
SERVICES -- 2.7%
ADVERTISING SALES -- 0.4%
Lamar Advertising*                     42,900           1,858
                                                 ------------
                                                        1,858
-------------------------------------------------------------
ADVERTISING SERVICES -- 1.2%
Getty Images*                         135,700           5,029
                                                 ------------
                                                        5,029
-------------------------------------------------------------
COMMERCIAL SERVICES -- 1.1%
Convergys*                             92,700           4,809
                                                 ------------
                                                        4,809
-------------------------------------------------------------

TOTAL SERVICES (COST $11,026)                          11,696
                                                 ------------
-------------------------------------------------------------
TECHNOLOGY -- 62.5%
APPLICATIONS SOFTWARE -- 0.7%
Quest Software*                        55,800           3,090
                                                 ------------
                                                        3,090
-------------------------------------------------------------
COMPUTER DATA SECURITY -- 1.0%
Checkpoint Software*                   21,900           4,637
                                                 ------------
                                                        4,637
-------------------------------------------------------------

[Logo omitted]

PBHG Insurance Series Fund, Inc.
-------------------------------------------------------------
PBHG GROWTH II PORTFOLIO

-------------------------------------------------------------
                                                    Market
Description                            Shares     Value (000)
-------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 5.9%
Brocade Communications Systems*        50,800    $      9,321
Redback Networks*                      93,700          16,679
                                                 ------------
                                                       26,000
-------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.6%
Sandisk*                               49,800           3,047
Storage Networks*                       6,000             542
Veritas Software*                      31,375           3,546
                                                 ------------
                                                        7,135
-------------------------------------------------------------
EDUCATIONAL SOFTWARE -- 1.1%
Smartforce ADR*                        97,700           4,690
                                                 ------------
                                                        4,690
-------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 8.3%
Atmi*                                  76,800           3,571
Cypress Semiconductor*                108,700           4,593
Globespan*                             99,000          12,086
Qlogic*                                31,900           2,107
Triquint Semiconductor*                79,700           7,626
Xilinx*                                76,800           6,341
                                                 ------------
                                                       36,324
-------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.1%
BEA Systems*                           93,700           4,632
                                                 ------------
                                                        4,632
-------------------------------------------------------------
FIBER OPTICS -- 9.1%
C-COR.net                              37,900           1,023
Ciena*                                 26,900           4,484
Finisar*                               91,700           2,401
JDS Uniphase*                          74,200           8,895
MRV Communications*                   195,400          13,141
SDL*                                   15,300           4,363
Sycamore Networks*                     48,800           5,386
                                                 ------------
                                                       39,693
-------------------------------------------------------------
INTERNET CONTENT -- 3.0%
China.com, Cl A*                       71,200           1,455
Infospace*                            175,400           9,691
Rare Medium Group*                    123,300           1,950
                                                 ------------
                                                       13,096
-------------------------------------------------------------
INTERNET SOFTWARE -- 15.0%
Ariba*                                 71,800           7,040
Art Technology*                       127,600          12,880
Commerce One*                          72,800           3,303
Niku*                                 189,800           6,406
Verisign*                              97,845          17,270
Vignette*                             157,500           8,192
Vitria Technology*                    171,500          10,483
                                                 ------------
                                                       65,574
-------------------------------------------------------------
NETWORK SOFTWARE -- 1.4%
Micromuse*                             35,900           5,941
                                                 ------------
                                                        5,941
-------------------------------------------------------------


-------------------------------------------------------------
                                    Shares/Face      Market
Description                        Amount (000)   Value (000)
-------------------------------------------------------------
NETWORKING PRODUCTS -- 6.4%
Emulex*                                30,900    $      2,030
Extreme Networks*                     104,700          11,046
Foundry Networks*                      27,900           3,068
Juniper Networks*                      47,800           6,958
Turnstone Systems*                     29,900           4,954
                                                 ------------
                                                       28,056
-------------------------------------------------------------
SOFTWARE TOOLS -- 0.9%
Mercury Interactive*                   39,900           3,860
                                                 ------------
                                                        3,860
-------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 6.1%
Advanced Fibre Communication*          65,800           2,982
Audiocodes Limited*                    27,000           3,240
Clarent*                               62,800           4,490
Ditech Communications*                 56,800           5,371
Natural Microsystems*                  22,900           2,575
Sonus Networks*                        33,200           5,241
Tekelec*                               55,800           2,689
                                                 ------------
                                                       26,588
-------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.9%
Netro*                                 67,800           3,890
                                                 ------------
                                                        3,890
                                                 ------------
TOTAL TECHNOLOGY (COST $206,243)                      273,206
                                                 ------------
TOTAL COMMON STOCK (COST $336,472)                    422,544
                                                 ------------
-------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.6%
Greenwich Capital  6.55%,
   dated 6/30/00,
   matures 7/03/00,
   repurchase price
   $41,859,921
   (collateralized by
   U.S  Government Agency
   Instruments: total market
   value $42,675,315)(A)              $41,837          41,837
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $41,837)              41,837
                                                 ------------

TOTAL INVESTMENTS-- 106.3% (COST $378,309)            464,381
                                                 ------------
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (6.3%)
Payable for investment securities purchased           (31,159)
Other assets and liabilities, net                       3,853
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET               (27,306)
                                                 ------------
-------------------------------------------------------------
NET ASSETS:
Paid-in-capital  (authorized 500 million
   shares-- $0.001 par value) based on 15,787,926
   outstanding shares of common stock                 349,207
Accumulated net investment loss                          (871)
Accumulated net realized gain on investments            2,667
Net unrealized appreciation on investments             86,072
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $    437,075
                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $27.68
                                                       ======

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American depository receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

[Logo omitted]

PBHG Insurance Series Fund, Inc.
-------------------------------------------------------------
PBHG SELECT 20 PORTFOLIO

STATEMENT OF NET ASSETS
AS OF JUNE 30, 2000 (UNAUDITED)

-------------------------------------------------------------
                                                    Market
Description                            Shares     Value (000)
-------------------------------------------------------------
COMMON STOCK -- 91.4%
CONSUMER CYCLICAL -- 8.7%
AUDIO/VIDEO PRODUCTS -- 3.7%
Gemstar International*                559,600    $     34,389
                                                 ------------
                                                       34,389
-------------------------------------------------------------
BROADCAST SERVICE/PROGRAM -- 2.0%
Clear Channel Communications*         254,800          19,110
                                                 ------------
                                                       19,110
-------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 3.0%
Home Depot                            573,000          28,614
                                                 ------------
                                                       28,614
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $69,848)                 82,113
                                                 ------------
-------------------------------------------------------------
FINANCIAL -- 4.5%
DIVERSIFIED FINANCIAL SERVICES -- 4.5%
Citigroup                             711,700          42,880
                                                 ------------
                                                       42,880
                                                 ------------
TOTAL FINANCIAL (COST $41,588)                         42,880
                                                 ------------
-------------------------------------------------------------
HEALTH CARE -- 1.3%
MEDICAL-BIOMEDICAL/GENETIC -- 1.3%
Genentech*                             72,700          12,504
                                                 ------------
                                                       12,504
                                                 ------------
TOTAL HEALTH CARE (COST $5,226)                        12,504
                                                 ------------
-------------------------------------------------------------
INDUSTRIAL -- 5.1%
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 5.1%
Flextronics International*            706,200          48,507
                                                 ------------
                                                       48,507
                                                 ------------
TOTAL INDUSTRIAL (COST $39,458)                        48,507
                                                 ------------
-------------------------------------------------------------
TECHNOLOGY -- 71.8%
APPLICATIONS SOFTWARE -- 4.4%
Siebel Systems *                      254,400          41,610
                                                 ------------
                                                       41,610
-------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 8.4%
EMC*                                  619,200          47,640
Veritas Software*                     278,775          31,506
                                                 ------------
                                                       79,146
-------------------------------------------------------------
COMPUTERS-MICRO -- 4.2%
Sun Microsystems*                     438,300          39,858
                                                 ------------
                                                       39,858
-------------------------------------------------------------

-------------------------------------------------------------
                                    Shares/Face      Market
Description                        Amount (000)   Value (000)
-------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 14.2%
Applied Materials*                    481,000    $     43,591
Broadcom*                             220,600          48,298
Texas Instruments                     611,300          41,989
                                                 ------------
                                                      133,878
-------------------------------------------------------------
FIBER OPTICS -- 8.6%
JDS Uniphase*                         673,700          80,760
                                                 ------------
                                                       80,760
-------------------------------------------------------------
NETWORKING PRODUCTS -- 18.6%
Cisco Systems*                        726,400          46,172
Foundry Networks*                     340,200          37,422
Juniper Networks*                     371,200          54,032
Oracle*                               445,500          37,450
                                                 ------------
                                                      175,076
-------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 13.4%
Nokia ADR, Cl A                       843,900          42,142
Nortel Networks+                    1,229,838          83,936
                                                 ------------
                                                      126,078
                                                 ------------
TOTAL TECHNOLOGY (COST $388,219)                      676,406
                                                 ------------
TOTAL COMMON STOCK (COST $544,339)                    862,410
                                                 ------------
-------------------------------------------------------------
REPURCHASE AGREEMENTS -- 11.8%
JP Morgan
   6.75% dated 06/30/00,
   matures 07/03/00, repurchase
   price $54,174,006 (collateralized
   by U.S Government Agency
   Instruments: total market
   value $55,226,421) (A)            $ 54,144          54,144
JP Morgan  6.75% dated 06/30/00,
   matures  07/03/00, repurchase
   price $57,056,096 (collateralized
   by U.S. Government Agency
   Instruments: total market
   value $58,164,965) (A)              57,024          57,024
                                                 ------------
TOTAL REPURCHASE AGREEMENTS (COST $111,168)           111,168
                                                 ------------
TOTAL INVESTMENTS-- 103.2% (COST $ 655,507)           973,578
                                                 ------------
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (3.2%)

TOTAL OTHER ASSETS AND LIABILITIES, NET               (30,224)
-------------------------------------------------------------

NET ASSETS
Paid-in-capital
   (authorized 500 million
   shares-- $0.001 par value)
    based on 26,109,799
    outstanding shares
   of common stock                                    443,659
Accumulated net investment loss                        (2,126)
Accumulated net realized gain on investments          183,750
Net unrealized appreciation on investments            318,071
                                                 ------------
TOTAL NET ASSETS -- 100.0%                       $    943,354
                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                                      $36.13
                                                       ======
* Non-income producing security
+ The Portfolio held Canadian securities as of June 30, 2000.
  The total market value of investments is $83,936,444 and represents 8.9% of the Portfolio.
(A) -- Tri-party repurchase agreement
ADR -- American depository receipt
Cl -- Class

    The accompanying notes are an integral part of the financial statements.

[Logo omitted]

PBHG Insurance Series Fund, Inc.
-------------------------------------------------------------
PBHG SELECT VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)
-------------------------------------------------------------
                                                    Market
Description                            Shares     Value (000)
-------------------------------------------------------------
COMMON STOCK -- 95.3%
CONSUMER CYCLICAL -- 5.9%
APPLIANCES -- 2.3%
Maytag                                 39,400   $       1,453
                                                 ------------
                                                        1,453
-------------------------------------------------------------
RETAIL-RESTAURANTS -- 3.6%
McDonald's                             69,200           2,279
                                                 ------------
                                                        2,279
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $3,646)                   3,732
                                                 ------------
-------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 4.3%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 2.2%
Quaker Oats                            18,000           1,352
                                                 ------------
                                                        1,352
-------------------------------------------------------------
FOOD-RETAIL -- 2.1%
Kroger*                                59,300           1,308
                                                 ------------
                                                        1,308
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $2,440)               2,660
                                                 ------------
-------------------------------------------------------------
ENERGY -- 17.0%
OIL COMPANIES-INTEGRATED -- 8.6%
Exxon Mobil                            36,400           2,858
Royal Dutch Petroleum                  40,400           2,487
                                                 ------------
                                                        5,345
-------------------------------------------------------------
OIL-FIELD SERVICES -- 5.3%
Baker Hughes                           58,500           1,872
BJ Services*                           22,900           1,431
                                                 ------------
                                                        3,303
-------------------------------------------------------------
PIPELINES -- 3.1%
El Paso Energy                         37,800           1,925
                                                 ------------
                                                        1,925
                                                 ------------
TOTAL ENERGY (COST $10,747)                            10,573
                                                 ------------
-------------------------------------------------------------
FINANCIAL -- 18.5%
DIVERSIFIED FINANCIAL SERVICES -- 4.3%
Citigroup                              44,200           2,663
                                                 ------------
                                                        2,663
-------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 2.9%
Federal Home Loan Mortgage             45,400           1,839
                                                 ------------
                                                        1,839
-------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 2.5%
Aflac                                  34,500           1,585
                                                 ------------
                                                        1,585
-------------------------------------------------------------

-------------------------------------------------------------
                                                     Market
Description                           Shares      Value (000)
-------------------------------------------------------------
S & L/THRIFTS-WESTERN U.S. -- 2.8%
Washington Mutual                      59,900    $      1,730
                                                 ------------
                                                        1,730
-------------------------------------------------------------
SUPER-REGIONAL BANKS-U.S. -- 6.0%
Fleet Boston Financial                 55,000           1,870
PNC Bank                               39,200           1,838
                                                 ------------
                                                        3,708
                                                 ------------
TOTAL FINANCIAL (COST $11,747)                         11,525
                                                 ------------
-------------------------------------------------------------
HEALTH CARE -- 17.9%
MEDICAL-DRUGS -- 17.9%
Merck                                  37,300           2,858
Pfizer                                 57,250           2,748
Pharmacia                              54,800           2,832
Schering-Plough                        53,100           2,682
                                                 ------------
                                                       11,120
                                                 ------------
TOTAL HEALTH CARE (COST $9,857)                        11,120
                                                 ------------
-------------------------------------------------------------
INDUSTRIAL -- 4.2%
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 4.2%
AVX                                    56,100           1,287
Vishay Intertechnology*                34,600           1,313
                                                 ------------
                                                        2,600
                                                 ------------
TOTAL INDUSTRIAL (COST $2,605)                          2,600
                                                 ------------
-------------------------------------------------------------
SERVICES -- 13.1%
TELEPHONE-INTEGRATED -- 8.4%
GTE                                    46,300           2,882
SBC Communications                     54,300           2,348
                                                 ------------
                                                        5,230
-------------------------------------------------------------
TELEPHONE-LOCAL -- 4.7%
Bellsouth                              68,600           2,924
                                                 ------------
                                                        2,924
                                                 ------------
TOTAL SERVICES (COST $8,818)                            8,154
                                                 ------------
-------------------------------------------------------------
TECHNOLOGY -- 14.4%
APPLICATIONS SOFTWARE -- 4.2%
Microsoft*                             33,000           2,640
                                                 ------------
                                                        2,640
-------------------------------------------------------------
COMPUTERS-MICRO -- 3.0%
Compaq Computers                       74,500           1,904
                                                 ------------
                                                        1,904
-------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 4.2%
Intel                                  19,400           2,594
                                                 ------------
                                                        2,594
-------------------------------------------------------------

[Logo omitted]

PBHG Insurance Series Fund, Inc.
-------------------------------------------------------------
PBHG SELECT VALUE PORTFOLIO

-------------------------------------------------------------
                                      Shares/Face    Market
Description                          Amount (000)  Value (000)
-------------------------------------------------------------
WIRELESS EQUIPMENT -- 3.0%
Motorola                               63,500    $      1,845
                                                 ------------
                                                        1,845
                                                 ------------
TOTAL TECHNOLOGY (COST $8,512)                          8,983
                                                 ------------
TOTAL COMMON STOCK (COST $58,372)                      59,347
                                                 ------------
-------------------------------------------------------------
REGISTERED INVESTMENT COMPANY -- 3.1%
FINANCIAL -- 3.1%
INVESTMENT COMPANIES -- 3.1%
S & P 500 Depository Receipt           13,200           1,918
                                                 ------------
                                                        1,918
                                                 ------------
TOTAL FINANCIAL (COST $1,892)                           1,918
                                                 ------------

TOTAL REGISTERED INVESTMENT COMPANY (COST $1,892)       1,918
                                                 ------------
-------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.7%
Morgan Stanley
   6.70%, dated 06/30/00,
   matures 07/03/00,
   repurchase price
   $8,549,614 (collateralized
   by U.S. Government Agency
   Instruments: total market
   value $8,843,726) (A)               $8,545           8,545
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $8,545)                8,545
                                                 ------------
TOTAL INVESTMENTS -- 112.1% (COST $68,809)       $     69,810
                                                 ============

Percentages are based on net assets of $62,251,988
* Non-income producing security
(A) Tri-party repurchase agreement

    The accompanying notes are an integral part of the financial statements.

[Logo omitted]

PBHG Insurance Series Fund, Inc.
-------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)
-------------------------------------------------------------
                                                    Market
Description                            Shares     Value (000)
-------------------------------------------------------------
COMMON STOCK -- 89.1%
BASIC MATERIALS -- 3.0%
CHEMICALS-PLASTICS -- 0.1%
Hanna                                  14,200    $        128
                                                 ------------
                                                          128
-------------------------------------------------------------
CHEMICALS-SPECIALTY -- 2.6%
Crompton                              130,300           1,596
Cytec Industries*                      39,900             985
Grace (W.R.) & Company*                29,000             352
                                                 ------------
                                                        2,933
-------------------------------------------------------------
FERTILIZERS -- 0.2%
IMC Global                             21,000             273
                                                 ------------
                                                          273
-------------------------------------------------------------
METAL-ALUMINUM -- 0.1%
Commonwealth Industries                12,700              75
                                                 ------------
                                                           75
                                                 ------------
TOTAL BASIC MATERIALS (COST $3,463)                     3,409
                                                 ------------
-------------------------------------------------------------
CONSUMER CYCLICAL -- 8.6%
AUDIO/VIDEO PRODUCTS -- 0.9%
Harman International                   17,600           1,074
                                                 ------------
                                                        1,074
-------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL-- 0.4%
Delco Remy International*              31,100             259
Lear*                                   6,800             136
Tower Automotive*                       5,900              74
                                                 ------------
                                                          469
-------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 0.3%
Centex                                 12,400             291
                                                 ------------
                                                          291
-------------------------------------------------------------
CASINO HOTELS -- 1.4%
Harrah's Entertainment*                77,800           1,629
                                                 ------------
                                                        1,629
-------------------------------------------------------------
CASINO SERVICES -- 0.5%
International Game Technology          19,800             525
                                                 ------------
                                                          525
-------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.9%
Journal Register*                      13,200             241
Pulitzer                               17,800             751
                                                 ------------
                                                          992
-------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.9%
Ann Taylor Stores*                     30,200           1,000
                                                 ------------
                                                        1,000
-------------------------------------------------------------


-------------------------------------------------------------
                                                    Market
Description                            Shares     Value (000)
-------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 1.3%
Tweeter Home Entertainment Group*      15,000    $        456
Ultimate Electronics*                  40,200           1,077
                                                 ------------
                                                        1,533
-------------------------------------------------------------
RETAIL-JEWELRY -- 0.0%
Friedman's, Cl A                        8,800              43
                                                 ------------
                                                           43
-------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.7%
Wendys International                   46,000             819
                                                 ------------
                                                          819
-------------------------------------------------------------
RUBBER-TIRES -- 0.1%
Cooper Tire & Rubber                   14,300             159
                                                 ------------
                                                          159
-------------------------------------------------------------
TELEVISION -- 1.2%
Paxson Communications*                 62,500             500
Pegasus Communications*                16,900             829
                                                 ------------
                                                        1,329
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $9,308)                   9,863
                                                 ------------
-------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 0.2%
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.2%
Playtex Products*                      24,600             278
                                                 ------------
                                                          278
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $268)                   278
                                                 ------------
-------------------------------------------------------------
ENERGY -- 20.0%
OIL COMPANIES - EXPLORATION & PRODUCTION -- 12.5%
Barrett Resources*                     29,400             895
Comstock Resources*                    27,300             218
EOG Resources                          77,900           2,610
Forest Oil*                           123,400           1,967
Louis Dreyfus Natural Gas*             48,500           1,519
Newfield Exploration*                  10,200             399
Noble Affiliates                       40,500           1,509
Ocean Energy*                          69,700             989
Santa Fe Snyder*                      200,800           2,284
Unit*                                  52,000             702
Vintage Petroleum                      55,900           1,261
                                                 ------------
                                                       14,353
-------------------------------------------------------------
OIL REFINING & MARKETING -- 1.9%
Tesoro Petroleum*                      78,400             794
Valero Energy                          42,400           1,346
                                                 ------------
                                                        2,140
-------------------------------------------------------------
OIL & GAS DRILLING -- 2.2%
Key Energy Services*                  122,500           1,179
Patterson Energy*                      31,300             892
Pride International*                   19,100             473
                                                 ------------
                                                        2,544
-------------------------------------------------------------

[Logo omitted]

PBHG Insurance Series Fund, Inc.
-------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO

-------------------------------------------------------------
                                                    Market
Description                            Shares     Value (000)
-------------------------------------------------------------
OIL-FIELD SERVICES -- 2.1%
Friede Goldman Halter*                169,100    $      1,511
OSCA*                                  55,700             940
                                                 ------------
                                                        2,451
-------------------------------------------------------------
PIPELINES -- 1.3%
Kinder Morgan                          43,600           1,507
                                                 ------------
                                                        1,507
                                                 ------------
TOTAL ENERGY (COST $19,434)                            22,995
                                                 ------------
-------------------------------------------------------------
FINANCIAL -- 16.0%
COMMERCIAL BANKS-CENTRAL U.S. -- 0.2%
Firstmerit                              9,200             197
                                                 ------------
                                                          197
-------------------------------------------------------------
COMMERCIAL BANKS-EASTERN U.S. -- 1.0%
Commercial Bank of New York             4,700              55
Mercantile                             23,300             695
Valley National Bancorp                15,627             380
                                                 ------------
                                                        1,130
-------------------------------------------------------------
COMMERCIAL BANKS-WESTERN U.S. -- 1.7%
Bancwest                               69,700           1,146
City National                          22,191             771
                                                 ------------
                                                        1,917
-------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 2.0%
Morgan Keegan                          51,500             760
Raymond James Financial                44,000             990
Wit Soundview Group*                   46,400             498
                                                 ------------
                                                        2,248
-------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 0.6%
Financial Security Assurance            9,400             713
                                                 ------------
                                                          713
-------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISOR SERVICES-- 2.5%
Affiliated Managers Group*             45,400           2,066
Federated Investors                    10,100             354
Waddell & Reed Financial, Cl A         14,050             461
                                                 ------------
                                                        2,881
-------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 2.1%
Liberty Financial                      22,700             498
Mony Group                             36,900           1,248
Protective Life                         3,500              93
Torchmark                              21,100             521
                                                 ------------
                                                        2,360
-------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.5%
Fidelity National Financial            19,100             350
First American Financial               19,500             279
                                                 ------------
                                                          629
-------------------------------------------------------------
REINSURANCE -- 0.5%
Annuity & Life                         25,700             630
                                                 ------------
                                                          630
-------------------------------------------------------------


-------------------------------------------------------------
                                                    Market
Description                            Shares     Value (000)
-------------------------------------------------------------
REITS-APARTMENTS -- 0.0%
Pennsylvania Real Estate
  Investment Trust                      1,800    $         31
                                                 ------------
                                                           31
-------------------------------------------------------------
REITS-REGIONAL MALLS -- 0.4%
CBL & Associates                       19,400             484
                                                 ------------
                                                          484
-------------------------------------------------------------
REITS-SHOPPING CENTERS -- 0.4%
JP Realty                              28,700             511
                                                 ------------
                                                          511
-------------------------------------------------------------
S&L/THRIFTS-CENTRAL U.S. -- 0.5%
Bank United, Cl A                      12,800             450
Commercial Federal                      8,200             128
                                                 ------------
                                                          578
-------------------------------------------------------------
S&L/THRIFTS-EASTERN U.S. -- 2.5%
Berkshire Hills Bancorp*               74,400             949
Dime Bancorp                           65,100           1,025
Roslyn Bancorp                         40,600             674
Sovereign Bancorp                      16,500             116
Woronoco Bancorp                       10,200             108
                                                 ------------
                                                        2,872
-------------------------------------------------------------
S&L/THRIFTS-WESTERN U.S. -- 1.1%
Golden State Bancorp*                  59,500           1,071
Washington Federal                     10,300             188
                                                 ------------
                                                        1,259
                                                 ------------
TOTAL FINANCIAL (COST $17,312)                         18,440
                                                 ------------
-------------------------------------------------------------
HEALTH CARE -- 7.8%
DISPOSABLE MEDICAL PRODUCTS -- 0.7%
Bard (C.R.)                            16,300             784
                                                 ------------
                                                          784
-------------------------------------------------------------
MEDICAL PRODUCTS -- 1.3%
Haemonetics*                           70,900           1,489
                                                 ------------
                                                        1,489
-------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETICS -- 0.8%
Aclara Biosciences*                     7,200             367
Inhale Therapeutic Systems*             6,200             629
                                                 ------------
                                                          996
-------------------------------------------------------------
MEDICAL-DRUGS -- 0.9%
Chirex*                                13,800             276
Cima Labs*                              3,900              79
Dura Pharmaceuticals*                  32,400             466
Warner Chilcott Labs*                  10,300             229
                                                 ------------
                                                        1,050
-------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.5%
Alpharma, Cl A                         27,500           1,711
                                                 ------------
                                                        1,711
-------------------------------------------------------------
MEDICAL-HMO -- 0.5%
Trigon Healthcare*                     10,100             521
                                                 ------------
                                                          521
-------------------------------------------------------------

[Logo omitted]

PBHG Insurance Series Fund, Inc.
-------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO

-------------------------------------------------------------
                                                    Market
Description                            Shares     Value (000)
-------------------------------------------------------------
PATIENT MONITORING EQUIPMENT -- 0.9%
Aspect Medical Systems*                38,400    $      1,037
                                                 ------------
                                                        1,037
-------------------------------------------------------------
PHARMACY SERVICES -- 0.2%
Syncor*                                 3,500             252
                                                 ------------
                                                          252
-------------------------------------------------------------
THERAPEUTICS -- 1.0%
Tularik*                               14,500             428
United Therapeutics*                    6,900             748
                                                 ------------
                                                        1,176
                                                 ------------
TOTAL HEATH CARE (COST $6,617)                          9,016
                                                 ------------
-------------------------------------------------------------
INDUSTRIAL -- 10.2%
AEROSPACE/DEFENSE -- 1.2%
Teledyne Technologies*                 81,400           1,363
                                                 ------------
                                                        1,363
-------------------------------------------------------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 0.1%
Dal-Tile International*                15,200             125
                                                 ------------
                                                          125
-------------------------------------------------------------
CERAMIC PRODUCTS -- 0.6%
Coorstek*                              15,000             690
                                                 ------------
                                                          690
-------------------------------------------------------------
CIRCUIT BOARDS -- 0.8%
Manufacturers Services*                46,300             952
                                                 ------------
                                                          952
-------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 0.9%
ITT Industries                         32,800             996
                                                 ------------
                                                          996
-------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 0.3%
Applied Power, Cl A                     9,200             308
                                                 ------------
                                                          308
-------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 3.0%
ACT Manufacturing*                     16,500             766
DSP Group*                             10,500             588
Kent Electronics*                      69,100           2,060
                                                 ------------
                                                        3,414
-------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.2%
Aeroflex*                               5,700             283
                                                 ------------
                                                          283
-------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.2%
Stericycle*                             9,200             221
                                                 ------------
                                                          221
-------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.2%
Perkinelmer                             4,300             284
                                                 ------------
                                                          284
-------------------------------------------------------------


-------------------------------------------------------------
                                                    Market
Description                            Shares     Value (000)
-------------------------------------------------------------
MACHINERY-GENERAL INDUSTRY -- 1.1%
Applied Science & Technology*          35,400    $        916
Gasonics International*                 8,200             323
                                                 ------------
                                                        1,239
-------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 0.5%
Wolverine Tube*                        31,500             536
                                                 ------------
                                                          536
-------------------------------------------------------------
STEEL PIPE & TUBE -- 0.9%
NS Group*                              49,400           1,034
                                                 ------------
                                                        1,034
-------------------------------------------------------------
TRUCKING & LEASING -- 0.2%
Ryder System                           13,500             256
                                                 ------------
                                                          256
-------------------------------------------------------------

TOTAL INDUSTRIAL (COST $10,292)                        11,701
                                                 ------------
-------------------------------------------------------------
SERVICES -- 0.7%
COMMERCIAL SERVICES -- 0.2%
AC Nielson*                            12,000             264
                                                 ------------
                                                          264
-------------------------------------------------------------
CONSULTING SERVICES -- 0.3%
Maximus*                               17,600             389
                                                 ------------
                                                          389
-------------------------------------------------------------
SCHOOLS -- 0.2%
Edison Schools*                         6,400             148
                                                 ------------
                                                          148
                                                 ------------
TOTAL SERVICES (COST $899)                                801
                                                 ------------
-------------------------------------------------------------
TECHNOLOGY -- 19.5%
APPLICATIONS SOFTWARE -- 1.7%
Parametric Technology*                121,500           1,337
Sonic Foundry*                         27,200             571
                                                 ------------
                                                        1,908
-------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.4%
Alamosa PCS Holdings*                  20,600             430
                                                 ------------
                                                          430
-------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.7%
Avid Technology*                       62,900             755
                                                 ------------
                                                          755
-------------------------------------------------------------
COMPUTER DATA SECURITY -- 0.5%
Axent Technologies*                    22,400             556
                                                 ------------
                                                          556
-------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.8%
Overland Data*                          7,700             107
Sandisk*                               13,600             832
                                                 ------------
                                                          939
-------------------------------------------------------------

[Logo omitted]

PBHG Insurance Series Fund, Inc.
-------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO


-------------------------------------------------------------
                                                    Market
Description                            Shares     Value (000)
-------------------------------------------------------------
COMPUTERS-MICRO -- 0.4%
Micron Electronics*                    33,600    $        420
                                                 ------------
                                                          420
-------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 2.4%
Mobility Electronics*                  41,500             540
S3*                                   150,500           2,220
                                                 ------------
                                                        2,760
-------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.2%
Acxiom*                                17,400             474
Excelon*                               66,700             529
Informix*                              47,100             350
                                                 ------------
                                                        1,353
-------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 4.1%
Cypress Semiconductor*                 43,400           1,834
Dense-Pac Microsystems*                10,400             113
Electroglas*                           28,100             604
Genus*                                 84,400             691
HI / FN *                              14,900             661
Memc Electronic Materials*             19,200             346
Zoran*                                  6,500             429
                                                 ------------
                                                        4,678
-------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.0%
Hyperion Solutions*                       100               3
                                                 ------------
                                                            3
-------------------------------------------------------------
FIBER OPTICS -- 0.6%
Exfo Electro-Optical Engineering*      16,300             715
                                                 ------------
                                                          715
-------------------------------------------------------------
INTERNET SOFTWARE -- 0.6%
Ravisent Technologies*                 90,000             636
                                                 ------------
                                                          636
-------------------------------------------------------------
NETWORKING PRODUCTS -- 2.6%
Apex*                                  21,400             936
Cabletron Systems*                     44,700           1,129
MMC Networks*                          18,000             962
                                                 ------------
                                                        3,027
-------------------------------------------------------------
PRINTERS & RELATED PRODUCTS -- 0.0%
Splash Technologies*                    6,900              54
                                                 ------------
                                                           54
-------------------------------------------------------------
SOFTWARE TOOLS -- 0.3%
Broadbase Software*                    12,800             392
                                                 ------------
                                                          392
-------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.7%
Antec*                                 18,200             756
Tekelec*                                5,900             284
Westell Technologies*                  63,500             953
                                                 ------------
                                                        1,993
-------------------------------------------------------------

-------------------------------------------------------------
                                    Shares/Face      Market
Description                        Amount (000)   Value (000)
-------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.4%
Latitude Communication*                40,500    $        453
                                                 ------------
                                                          453
-------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.1%
Carrier Access*                        10,700             566
Glenayre Technologies*                 70,200             741
-------------------------------------------------------------
                                                        1,307
                                                 ------------
TOTAL TECHNOLOGY (COST $21,357)                        22,379
                                                 ------------
-------------------------------------------------------------
TRANSPORTATION -- 1.5%
AIRLINES -- 0.6%
Alaska Airgroup*                        9,800             266
Mesaba Holdings*                        6,200              59
Midway Airlines*                       77,400             397
                                                 ------------
                                                          722
-------------------------------------------------------------
TRANSPORTATION-TRUCK -- 0.9%
Covenant Transportation*               35,100             281
Hunt (J.B.) Transportation Services    20,100             310
US Xpress*                             55,400             447
                                                 ------------
                                                        1,038
                                                 ------------
TOTAL TRANSPORTATION (COST $2,205)                      1,760
                                                 ------------
-------------------------------------------------------------
UTILITIES -- 1.6%
ELECTRIC-INTEGRATED -- 1.2%
CH Energy Group                         1,300              44
CMS Energy                             16,400             363
Idacorp                                 7,000             226
Madison Gas & Electric                    800              16
Western Resources                      51,800             802
                                                 ------------
                                                        1,451
-------------------------------------------------------------
GAS-DISTRIBUTION -- 0.4%
UGI                                    21,600             443
                                                 ------------
                                                          443
                                                 ------------
TOTAL UTILITIES (COST $1,973)                           1,894
                                                 ------------
TOTAL COMMON STOCK (COST $93,128)                     102,536
                                                 ------------
-------------------------------------------------------------
REPURCHASE AGREEMENT -- 18.2%
Morgan Stanley
   6.70%, dated 06/30/00,
   matures 07/03/00, repurchase
   price $20,915,838
   (collateralized by
   U.S Government Agency
   Instruments: total market
   value $21,769,307) (A)             $20,904          20,904
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $20,904)              20,904
                                                 ------------

TOTAL INVESTMENTS-- 107.3% (COST $114,032)       $    123,440
                                                 ============

Percentages are based on net assets of $114,991,350
* Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class

    The accompanying notes are an integral part of the financial statements.

[Logo omitted]

PBHG Insurance Series Fund, Inc.
-------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

STATEMENT OF NET ASSETS
AS OF JUNE 30, 2000 (UNAUDITED)
-------------------------------------------------------------
                                                    Market
Description                            Shares     Value (000)
-------------------------------------------------------------
COMMON STOCK -- 95.3%
CONSUMER CYCLICAL -- 0.6%
AUDIO/VIDEO PRODUCTS -- 0.6%
Polycom*                              166,300    $     15,648
                                                 ------------
                                                       15,648
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $18,880)                 15,648
                                                 ------------
-------------------------------------------------------------
SERVICES -- 0.5%
ADVERTISING SERVICES -- 0.5%
Getty Images*                         300,500          11,137
                                                 ------------
                                                       11,137
                                                 ------------
TOTAL SERVICES (COST $13,112)                          11,137
                                                 ------------
-------------------------------------------------------------
TECHNOLOGY -- 94.2%
APPLICATIONS SOFTWARE -- 0.9%
Quest Software*                       399,600          22,128
                                                 ------------
                                                       22,128
-------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 8.0%
Brocade Communications Systems*       371,100          68,091
Redback Networks*                     723,000         128,694
                                                 ------------
                                                      196,785
-------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.9%
Sandisk*                              440,700          26,965
Storage Networks*                      71,600           6,462
Veritas Software*                     336,250          38,002
                                                 ------------
                                                       71,429
-------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.6%
Autonomy ADR*                         129,100          15,879
                                                 ------------
                                                       15,879
-------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 13.4%
Analog Devices*                        29,400           2,234
Applied Micro Circuits*               112,900          11,149
Globespan*                            855,500         104,438
Infineon Technologies ADR*            197,400          15,644
Micron Technology                     526,200          46,338
PMC-Sierra                            149,200          26,511
Silicon Image*                        126,000           6,284
Transwitch*                           307,850          23,762
Triquint Semiconductor*               735,800          70,407
Xilinx*                               267,700          22,102
                                                 ------------
                                                      328,869
-------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 5.0%
BEA Systems*                          688,200          34,023
I2 Technologies*                      266,215          27,757
Oracle*                               727,900          61,189
                                                 ------------
                                                      122,969
-------------------------------------------------------------


-------------------------------------------------------------
                                                    Market
Description                            Shares     Value (000)
-------------------------------------------------------------
FIBER OPTICS -- 19.5%
Avanex*                               207,900    $     19,854
Ciena*                                190,500          31,754
E-Tek Dynamics*                       281,200          74,184
JDS Uniphase*                       1,138,100         136,430
Metromedia Fiber Network*             534,400          21,209
MRV Communications*                 1,221,100          82,119
New Focus*                            189,500          15,563
SDL*                                  193,900          55,298
Sycamore Networks*                    390,893          43,145
                                                 ------------
                                                      479,556
-------------------------------------------------------------
INTERNET CONTENT -- 11.1%
China.com, Cl A*                      249,300           5,095
Go2net*                               225,900          11,366
Infospace*                          4,197,482         231,911
Rare Medium Group*                  1,552,700          24,552
                                                 ------------
                                                      272,924
-------------------------------------------------------------
INTERNET SOFTWARE -- 16.5%
Agile Software*                       449,000          31,739
Ariba*                                330,900          32,444
Art Technology*                       574,300          57,968
Broadvision*                          200,600          10,193
Commerce One*                         564,200          25,601
Genuity*                              591,900           5,420
Internap Network Services*            582,100          24,166
Interwoven*                           196,000          21,558
Verisign*                             560,160          98,868
Vignette*                             719,600          37,430
Vitria Technology*                    993,200          60,709
                                                 ------------
                                                      406,096
-------------------------------------------------------------
NETWORK SOFTWARE -- 0.3%
Micromuse*                             37,100           6,139
                                                 ------------
                                                        6,139
-------------------------------------------------------------
NETWORKING PRODUCTS -- 6.2%
Extreme Networks*                     663,400          69,989
Foundry Networks*                      65,600           7,216
Juniper Networks*                     411,900          59,957
Network Appliance*                    175,800          14,152
                                                 ------------
                                                      151,314
-------------------------------------------------------------
SOFTWARE TOOLS -- 0.5%
Mercury Interactive*                  117,400          11,358
                                                 ------------
                                                       11,358
-------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 9.3%
ADC Telecommunications*               428,800          35,966
Advanced Fibre Communications*        841,300          38,121
Clarent*                              268,100          19,169
Ditech Communication*                 492,600          46,581
Next Level Communications*            270,000          23,153
Nortel Networks+                      421,900          28,795
Tekelec*                              524,200          25,260
Terayon Communication*                163,700          10,515
                                                 ------------
                                                      227,560
                                                 ------------
TOTAL TECHNOLOGY (COST $1,768,532)                  2,313,006
                                                 ------------
TOTAL COMMON STOCK (COST $1,800,524)                2,339,791
-------------------------------------------------------------

[Logo omitted]

PBHG Insurance Series Fund, Inc.
-------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

STATEMENT OF NET ASSETS
AS OF JUNE 30, 2000 (UNAUDITED)
-------------------------------------------------------------
                                       Face         Market
Description                        Amount (000)   Value (000)
-------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.3%
Greenwich Capital
   6.55%, dated 06/30/00,
   matures  07/03/00,
   repurchase price
   $16,098,921 (collateralized
   by U.S. Government Agency
   Instruments: total market
   value $16,416,051) (A)             $16,090    $     16,090
JP Morgan
   6.75%, dated 06/30/00,
   matures  07/03/00,
   repurchase price
   $72,438,652 (collateralized
   by U.S. Government Agency
   Instruments: total market
   value $73,815,415) (A)              72,368          72,368
Morgan Stanley
   6.70%, dated 06/30/00,
   matures 07/03/00, repurchase
   price $42,468,920
   (collateralized by
   U.S. Government Agency
   Instruments: total market
   value $43,497,280) (A)              42,446          42,446
                                                 ------------
TOTAL REPURCHASE AGREEMENTS (COST $130,904)           130,904
                                                 ------------
TOTAL INVESTMENTS -- 100.6% (COST $1,931,428)       2,470,695
                                                 ------------
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.6%)

TOTAL OTHER ASSETS AND LIABILITIES, NET               (14,361)
                                                 ------------
-------------------------------------------------------------
NET ASSETS:
Paid-in-capital (authorized
   500 million shares --
   $0.001 par value) based on
   45,652,783 outstanding
   shares of common stock                           1,468,315
Accumulated net investment loss                       (10,240)
Accumulated net realized gain on investments          458,992
Net unrealized appreciation on investments            539,267
                                                 ------------
TOTAL NET ASSETS -- 100.0%                       $  2,456,334
                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $53.80
                                                       ======
* Non-income producing security
+ The Portfolio held Canadian securities as of June 30, 2000.
  The total market value of investments is $28,794,675 and represents 1.2% of the Portfolio.
(A) -- Tri-party repurchase agreement
ADR -- American depository receipt
Cl -- Class

    The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (000)
JUNE 30, 2000 (UNAUDITED)

                                                                               ------------           ---------------
                                                                                   PBHG                    PBHG
                                                                               SELECT VALUE           SMALL CAP VALUE
                                                                                PORTFOLIO                PORTFOLIO
                                                                               ------------           ---------------
ASSETS:
     Investment securities (Cost $60,264 and $93,128) at market value             $61,265                $102,536
     Repurchase agreements (Cost $8,545 and $20,904) at market value                8,545                  20,904
     Receivable for investment securities sold                                      9,662                   7,200
     Receivable for capital shares sold                                                18                     899
     Dividends and interest receivable                                                 85                      43
                                                                                  -------                --------
     Total Assets                                                                  79,575                 131,582
                                                                                  -------                --------
LIABILITIES:
     Payable for investment securities purchased                                   16,253                  16,493
     Payable for capital shares redeemed                                            1,025                   --
     Accrued expenses                                                                  45                      98
                                                                                  -------                --------
     Total Liabilities                                                             17,323                  16,591
                                                                                  -------                --------
NET ASSETS:
     Paid-in-capital (authorized 500 million shares -- $0.001 par value) based
       on 3,864,311 and 6,585,749 outstanding shares of common stock               54,096                  88,958
     Undistributed net investment income/Accumulated net investment loss              531                      (2)
     Accumulated net realized gain on investments                                   6,624                  16,627
     Net unrealized appreciation on investments                                     1,001                   9,408
                                                                                  -------                --------
NET ASSETS                                                                        $62,252                $114,991
                                                                                  =======                ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                           $16.11                  $17.46
                                                                                   ======                  ======


Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

[Logo omitted]

PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (000)
For the six month period ended June 30, 2000 (Unaudited)

                                                  ---------        ---------         ---------        ---------     --------------
                                                                                        PBHG             PBHG             PBHG
                                                    PBHG             PBHG             SELECT          SMALL CAP      TECHNOLOGY &
                                                  GROWTH II        SELECT 20           VALUE            VALUE       COMMUNICATIONS
                                                  PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                  ---------        ---------         ---------        ---------     --------------
INVESTMENT INCOME:
     Dividends                                     $    92          $   359           $  327           $   216          $     16
     Interest                                          800            1,906              109               171             1,640
                                                   -------          -------           ------           -------          --------
     Total Investment Income                           892            2,265              436               387             1,656
                                                   -------          -------           ------           -------          --------
EXPENSES:
     Investment Advisory Fees                        1,405            3,675              164               324             9,573
     Administrative Fees                               248              648               38                49             1,689
     Custodian Fees                                      8                8                5                 7                21
     Professional Fees                                   3               (7)              (1)               (2)               29
     Transfer Agent Fees                                13               13               12                13                13
     Printing Fees                                       8               22                2                 1                95
     Directors' Fees                                     4               14                1                 1                34
     Amortization of Deferred Organizational Costs       1                1                1                 1                 1
     Interest Expense                                    1              --                14               --                420
     Insurance and Other Expenses                        3               17                1                 1                21
                                                   -------          -------           ------           -------          --------
         TOTAL EXPENSES                              1,694            4,391              237               395            11,896
                                                   -------          -------           ------           -------          --------
     Waiver of Investment Advisory Fees                 --               --               --                (6)               --
                                                   -------          -------           ------           -------          --------
     Advisory Fee Recaptured                            69               --               --                --                --
                                                   -------          -------           ------           -------          --------
         Net Expenses                                1,763            4,391              237               389            11,896
                                                   -------          -------           ------           -------          --------
NET INVESTMENT INCOME (LOSS)                          (871)          (2,126)             199                (2)          (10,240)
                                                   -------          -------           ------           -------          --------
Net Realized Gain (Loss) from Security Transactions (5,796)         133,833              993            12,571           300,640
Net Change in Unrealized Appreciation (Depreciation)
   on Investments                                   41,307          (57,393)             957             4,235           (93,900)
                                                   -------          -------           ------           -------          --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS     35,511           76,440            1,950            16,806           206,740
                                                   -------          -------           ------           -------          --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $34,640          $74,314           $2,149           $16,804          $196,500
                                                   =======          =======           ======           =======          ========


Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

[Logo omitted]

PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (000)
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2000 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 1999.

                                  --------------------     ----------------------     -------------------   -------------------

                                          PBHG                      PBHG                     PBHG                   PBHG
                                       GROWTH II                  SELECT 20               SELECT VALUE         SMALL CAP VALUE
                                       PORTFOLIO                  PORTFOLIO                PORTFOLIO             PORTFOLIO
                                  --------------------     ----------------------     -------------------   -------------------
                                   01/01/00    01/01/99     01/01/00     01/01/99     01/01/00   01/01/99    01/01/00  01/01/99
                                      to          to           to           to           to         to          to        to
                                   06/30/00    12/31/99     06/30/00     12/31/99     06/30/00   12/31/99    06/30/00  12/31/99
                                  --------    --------     --------     --------      -------    -------    --------   -------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)   $   (871)   $   (175)    $ (2,126)    $ (1,979)     $   199    $   333    $     (2)  $   (85)
   Net Realized Gain (Loss) from
     Security Transactions          (5,796)     10,179      133,833       60,911          993      5,838      12,571     5,191
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                 41,307      41,832      (57,393)     301,184          957     (2,558)      4,235      1,136
                                  --------    --------     --------     --------      -------    -------    --------   -------
   Net Increase in Net Assets
     Resulting from Operations      34,640      51,836       74,314      360,116        2,149      3,613      16,804     6,242
                                  --------    --------     --------     --------      -------    -------    --------   -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                --          --           --           --           --         (1)         --        --
   Net Realized Gains from
     Security Transactions              --          --           --           --           --       (982)         --        --
                                  --------    --------     --------     --------      -------    -------    --------   -------
   Total Distributions                  --          --           --           --           --       (983)         --        --
                                  --------    --------     --------     --------      -------    -------    --------   -------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                   292,949     126,363      202,565      191,978       72,612     30,700      74,824    25,034
   Shares Issued upon Reinvestment
     of Distributions                   --          --           --           --           --        983          --        --
   Shares Redeemed                 (69,116)    (17,918)     (87,097)    (116,448)     (52,481)   (16,627)    (20,121)  (31,832)
                                  --------    --------     --------     --------      -------    -------    --------   -------
   Increase (Decrease) in Net
     Assets Derived from Capital
     Share Transactions            223,833     108,445      115,468       75,530       20,131     15,056      54,703    (6,798)
                                  --------    --------     --------     --------      -------    -------    --------   -------
   Total Increase (Decrease) in
     Net Assets                    258,473     160,281      189,782      435,646       22,280     17,686      71,507      (556)
                                  --------    --------     --------     --------      -------    -------    --------   -------
NET ASSETS:
   Beginning of Period             178,602      18,321      753,572      317,926       39,972     22,286      43,484    44,040
                                  --------    --------     --------     --------      -------    -------    --------   -------
   End of Period                  $437,075    $178,602     $943,354     $753,572      $62,252    $39,972    $114,991   $43,484
                                  ========    ========     ========     ========      =======    =======    ========   =======
   SHARES ISSUED AND REDEEMED:
   Shares Issued                    10,966       7,432        5,723       10,077        4,576      2,112       4,676     2,202
   Shares Issued upon
     Reinvestment of Distributions      --          --           --           --           --         66          --        --
   Shares Redeemed                  (2,925)     (1,260)      (2,657)      (6,541)      (3,343)    (1,108)     (1,320)   (2,765)
                                  --------    --------     --------     --------      -------    -------    --------   -------
   Net Increase (Decrease) in
     Shares Outstanding              8,041       6,172        3,066        3,536        1,233      1,070       3,356      (563)
                                  ========    ========     ========     ========      =======    =======    ========   =======

                                  -----------------------
                                           PBHG
                                        TECHNOLOGY &
                                       COMMUNICATIONS
                                          PORTFOLIO
                                  -----------------------
                                   01/01/00     01/01/99
                                      to           to
                                   06/30/00     12/31/99
                                  ----------   ----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)   $  (10,240)  $   (2,459)
   Net Realized Gain (Loss) from
     Security Transactions           300,640      162,638
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                  (93,900)     625,480
                                  ----------   ----------
   Net Increase in Net Assets
     Resulting from Operations       196,500      785,659
                                  ----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                  --           --
   Net Realized Gains from
     Security Transactions                --           --
                                  ----------   ----------
   Total Distributions                    --           --
                                  ----------   ----------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                   1,294,546      847,733
   Shares Issued upon Reinvestment
     of Distributions                     --           --
   Shares Redeemed                  (670,160)     (30,437)
                                  ----------   ----------
   Increase (Decrease) in Net
     Assets Derived from Capital
     Share Transactions              624,386      817,296
                                  ----------   ----------
   Total Increase (Decrease) in
     Net Assets                      820,886    1,602,955
                                  ----------   ----------
NET ASSETS:
   Beginning of Period             1,635,448       32,493
                                  ----------   ----------
   End of Period                  $2,456,334   $1,635,448
                                  ==========   ==========
   SHARES ISSUED AND REDEEMED:
   Shares Issued                      23,610       34,740
   Shares Issued upon
     Reinvestment of Distributions        --           --
   Shares Redeemed                   (13,502)      (1,557)
                                  ----------   ----------
   Net Increase (Decrease) in
     Shares Outstanding               10,108       33,183
                                  ==========   ==========

Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD



            Net                             Realized and                                                   Net
           Asset              Net            Unrealized            Distributions       Distributions      Asset
           Value           Investment         Gains or               from Net              from            Value
         Beginning           Income            Losses               Investment           Capital            End            Total
         of Period           (Loss)        on Securities              Income              Gains          of Period         Return
-----------------------------------------------------------------------------------------------------------------------------------
------------------------
PBHG GROWTH II PORTFOLIO
------------------------
  2000 4** $23.05            $(0.07)            $4.70                     --                  --          $27.68            20.09%+
  1999 4    11.63             (0.04)            11.46                     --                  --           23.05            98.19%
  1998      10.75             (0.06)             0.94                     --                  --           11.63             8.19%
  1997 1    10.00                --              0.75                     --                  --           10.75             7.50%+

------------------------
PBHG SELECT 20 PORTFOLIO
------------------------

  2000**   $32.70            $(0.07)            $3.50                     --                  --          $36.13            10.49%+
  1999      16.30             (0.08)            16.48                     --                  --           32.70           100.61%
  1998      10.03             (0.01)             6.28                     --                  --           16.30            62.52%
  1997 2    10.00                --              0.03                     --                  --           10.03             0.30%+

---------------------------
PBHG SELECT VALUE PORTFOLIO
---------------------------

  2000**   $15.19             $0.01             $0.91                     --                  --          $16.11             6.06%+
  1999      14.27              0.13              1.13                     --             $ (0.34)          15.19             8.89%
  1998      10.43             (0.02)             3.98                 $(0.04)              (0.08)          14.27            37.96%
  1997 3    10.00              0.02              0.41                     --                  --           10.43             4.30%+

------------------------------
PBHG SMALL CAP VALUE PORTFOLIO
------------------------------

  2000**   $13.46            $(0.02)            $4.02                     --                  --          $17.46            29.72%+
  1999      11.61             (0.03)             1.88                     --                  --           13.46            15.93%
  1998      10.48             (0.02)             1.16                     --             $ (0.01)          11.61            10.94%
  1997 3    10.00              0.01              0.47                     --                  --           10.48             4.80%+


------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO
------------------------------------------

  20004**  $46.01            $(0.24)            $8.03                     --                  --          $53.80            16.93%+
  19994     13.76             (0.13)            32.38                     --                  --           46.01           234.38%
  1998      10.41             (0.04)             3.39                     --                  --           13.76            32.20%
  1997 1    10.00                --              0.41                     --                  --           10.41             4.10%+


                                                                                   Ratio
                                                                                   of Net
                                                   Ratio             Ratio        Investment
               Net                                of Net          of Expenses    Income (Loss)
             Assets              Ratio            Income           to Average     to Average
               End            of Expenses         (Loss)           Net Assets     Net Assets         Portfolio
            of Period         to Average        to Average        (Excluding     (Excluding          Turnover
              (000)           Net Assets        Net Assets          Waivers)       Waivers)            Rate
----------------------------------------------------------------------------------------------------------------
------------------------
PBHG GROWTH II PORTFOLIO
------------------------

  2000 4** $  437,075            1.06%*          (0.53)%*            1.06%*        (0.53)%*            79.84%+
  1999 4      178,602            1.20%           (0.38)%             1.20%         (0.38)%            236.82%
  1998         18,321            1.20%           (0.64)%             1.54%         (0.98)%            228.09%
  1997 1       10,236            1.20%*          (0.11)%*            4.38%*        (3.29)%*            44.57%+

------------------------
PBHG SELECT 20 PORTFOLIO
------------------------

  2000**   $  943,354            1.01%*          (0.49)%*            1.01%*        (0.49)%*            66.21%+
  1999        753,572            1.05%           (0.46)%             1.05%         (0.46)%            139.05%
  1998        317,926            1.20%           (0.18)%             1.21%         (0.19)%             48.79%
  1997 2        7,617            1.20%*           0.51%*             3.36%*        (1.65)%*            18.53%+

---------------------------
PBHG SELECT VALUE PORTFOLIO
---------------------------

  2000**   $   62,252            0.94%*           0.79%*            0.94%*          0.79%*           686.43%+
  1999         39,972            0.95%            0.84%             0.95%           0.84%            927.02%
  1998         22,286            1.00%            0.67%             1.47%           0.20%            635.10%
  1997 3        1,560            1.00%*           1.91%*            8.04%*         (5.13)%*           68.93%+

------------------------------
PBHG SMALL CAP VALUE PORTFOLIO
------------------------------

  2000**   $  114,991            1.20%*          (0.01)%*            1.22%*        (0.03)%*           143.79%+
  1999         43,484            1.20%           (0.20)%             1.29%         (0.29)%            277.95%
  1998         44,040            1.20%           (0.15)%             1.46%         (0.41)%            293.90%
  1997 3        9,321            1.20%*           1.40%*            3.63%*         (1.03)%*            41.14%+


--------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS
--------------------------------

  20004**  $2,456,334            1.05%*          (0.91)%*            1.05%*        (0.91)%*           180.31%+
  19994     1,635,448            1.09%           (0.64)%             1.09%         (0.64)%            273.76%
  1998         32,493            1.20%           (0.55)%             1.56%         (0.91)%            264.58%
  1997 1        9,117            1.20%*           0.37%*            5.09%*         (3.52)%*            69.34%+

 * Annualized.
** For the six month period ended June 30, 2000  (Unaudited).
 + Total return and portfolio turnover have not been annualized.
 1 The PBHG Growth II and the PBHG Technology & Communications Portfolios
   commenced operations on April 30, 1997.
2 The PBHG Select 20 Portfolio commenced operations on September 25,1997.
3 The PBHG Select Value and the PBHG Small Cap Value Portfolios commenced operations on October 28, 1997.
4 Per share calculations were performed using average shares for the period

Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

[Logo omitted]

PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

1.  ORGANIZATION

The PBHG Insurance Series Fund, Inc. (the "Fund"), a Maryland corporation' is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of seven Portfolios: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), the PBHG Small Cap Value Portfolio (the "Small Cap Value Portfolio"), the PBHG Select Value Portfolio (the "Select Value Portfolio", formerly the Large Cap Value Portfolio), the PBHG Select 20 Portfolio (the "Select 20 Portfolio"), and the PBHG Mid-Cap Value Portfolio (the "Mid-Cap Value Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Select 20 Portfolio and the Technology & Communications Portfolio which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Large Cap Growth Portfolio or the Mid-Cap Value Portfolio, whose financial statements are presented separately. Each Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. At June 30, 2000 the following percentage of outstanding shares of the Portfolios were held by the separate accounts of the number of participating insurance companies listed below:



                            PERCENTAGE OF          NUMBER OF
PORTFOLIO                OUTSTANDING SHARES   INSURANCE COMPANIES
----------------         ------------------   -------------------

Growth II Portfolio             80%, 16%               2
Select 20 Portfolio                99%                 1
Select Value Portfolio            100%                 1
Small Cap Value Portfolio         100%                 1
Technology &
   Communications Portfolio        96%                 1

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION -- Investment securities of the Portfolios that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time). If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. Short-term investments may be valued at amortized cost which approximates market value. Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Directors believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income of each Portfolio are declared annually, if available. Distributions of net realized capital gains of each Portfolio are generally made to shareholders annually, if available. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

FEDERAL INCOME TAXES -- It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day by dividing the total value of the Portfolio's assets, less liabilities, by the number of shares outstanding.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund and followed by Pilgrim Baxter & Associates, Ltd. (the "Adviser") require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets.

All organizational costs incurred in connection with the start up of the Fund have been equally allocated to each Portfolio, except the Mid-Cap Value Portfolio which commenced operations on November 30, 1998, and are being amortized on a straight line basis over a period of sixty months from commencement of operations. In the event that any of the initial shares of each Portfolio are redeemed by any holder thereof during the period that each Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Growth II, Select 20 and Technology & Communications Portfolios' average daily net assets, 0.65% of the Select Value Portfolio's average daily net assets, and 1.00% of the Small Cap Value Portfolio's average daily net assets. In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). The Adviser has agreed to waive or limit its fees and to

[Logo omitted]

PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------

assume other expenses of each Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20% of the average daily net assets of the Growth II, Select 20, Small Cap Value and Technology & Communications Portfolios and to not more than 1.00% of the average daily net assets of the Select Value Portfolio. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the total operating expense percentages described above. Consequently, no reimbursement by the Portfolio will be made unless: (i) a Portfolio's net assets exceed $75 million; (ii) a Portfolio's total annual expense ratio is less than that listed above, and (iii) the payment of such reimbursement is approved by the Board of Directors on a quarterly basis. During the six months ended June 30, 2000, the Board of Directors has approved the reimbursement of previously waived fees by the Adviser for the prior fiscal year in the amount of $69,241 for the Growth II Portfolio. At June 30, 2000, the amount of advisory fees waived and reimbursement of third party expenses by the Adviser subject to possible reimbursement were as follows:

     Select Value Portfolio                $ 36,853
     Small Cap Value Portfolio             $123,789

Pilgrim Baxter Value Investors, Inc., a wholly-owned subsidiary of the Adviser, serves as the sub-advisor to the Select Value Portfolio and the Small Cap Value Portfolio. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Pilgrim Baxter Value Investors, Inc. receives a fee from the Adviser at an annual rate of 0.40%, and 0.65%, respectively, of the average daily net assets of the Select Value Portfolio and the Small Cap Value Portfolio. Pilgrim Baxter Value Investors, Inc. receives no fees directly from the Select Value Portfolio or the Small Cap Value Portfolio.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

SEI Investments Distribution Co. (the "Distributor") a wholly-owned subsidiary of SEI, and the Fund are parties to a distribution agreement (the "Distribution Agreement") dated April 1, 1997, pursuant to which the Distributor serves as principal underwriter for the Company. The Distributor receives no compensation for serving in such capacity.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Investments Mutual Funds Services (the "Sub-Administrator"). The Sub-Administrator is an affiliate of the Fund's distributor and assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee equal to the greater of $35,000 per Portfolio and $5,000 per additional class of shares or at the annual rate of 0.04% of the first $2.5 billion of the average daily net assets of (i) the Fund, and (ii) The PBHG Funds, Inc., another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.025% of the next $7.5 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.02% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $10 billion.

The Adviser has entered into an agreement with SEI Investments to manage the investments of repurchase agreements for the Funds. Listed below are the amounts SEI Investments received for its services from each portfolio for the period ended June 30, 2000.

     Growth II Portfolio                     $6,923
     Select 20 Portfolio                    $16,137
     Select Value Portfolio                    $908
     Small Cap Value Portfolio               $1,416
     Technology & Communications
        Portfolio                           $13,863

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. First Union National Bank, serves as the custodian for the Fund.

The Fund has entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with UAM Shareholder Service Center, Inc. ("UAMSSC") to assist in the provision of these services. UAMSSC receives no fees directly from the Portfolios. For the period ended June 30, 2000, PBHG Fund Services was paid $4,200 each by the Growth II, Select 20, Select Value, Small Cap Value and Technology & Communications Portfolios for shareholder services.

Certain officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for each Portfolio for the six months ended June 30, 2000 were as follows:
                                    PURCHASES        SALES
                                      (000)          (000)
                                    ---------      ---------
Growth II Portfolio                   471,325       244,482
Select 20 Portfolio                   605,882       528,840
Select Value Portfolio                346,741       326,812
Small Cap Value Portfolio             137,404        91,909
Technology & Communications
   Portfolio                        4,446,145     3,924,701

At June 30, 2000, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes.

The aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio at June 30, 2000 were as follows:
                                                                 NET
                                                              UNREALIZED
                               UNREALIZED     UNREALIZED     APPRECIATION/
                              APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                  (000)          (000)          (000)
                              ------------   ------------   -------------
Growth II Portfolio             116,299          30,227        86,072
Select 20 Portfolio             339,014          20,943       318,071
Select Value Portfolio            2,750           1,749         1,001
Small Cap Value Portfolio        14,186           4,778         9,408
Technology &
  Communications Portfolio      731,535         192,268       539,267

5.  LINE OF CREDIT

Each Portfolio may borrow, an amount up to its prospectus defined limitations, from a $500,000,000 committed line of credit available to certain of the funds in the PBHG Fund Family. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Portfolio is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG Fund Family. No Portfolio had an outstanding borrowing at June 30, 2000. Listed below are the Portfolios which had an outstanding balance during the period ended June 30, 2000:

                                                  WEIGHTED
                                    MAXIMUM       AVERAGE      DAILY WEIGHTED
                                    AMOUNT       OUTSTANDING       AVERAGE
                                   BORROWED        BALANCE      INTEREST RATE
                                -------------    -----------   --------------
Growth II Portfolio                $3,500,000       $38,462        6.45%
Select Value Portfolio             $6,700,000      $449,451        6.20%
Small Cap Value Portfolio            $600,000        $4,945        6.29%
Technology &
   Communications Portfolio      $142,900,000    $8,307,143        6.51%

                                 [Logo omitted]

                        PBHG Insurance Series Fund, Inc.


                               INVESTMENT ADVISER
                        Pilgrim Baxter & Associates, Ltd.

                                   DISTRIBUTOR
                        SEI Investments Distribution, Co.
                                    Oaks, PA